As filed with the Securities and Exchange Commission on March 30, 2017
Securities Act Registration No. 33-85242
Investment Company Act Reg. No. 811-08822

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D C 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. ___	[ ]
Post-Effective Amendment No. 38	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 39	[X]
(Check appropriate box or boxes)

CAPITAL MANAGEMENT INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

140 Broadway
New York, New York 10005
(Address of Principal Executive Offices)

888-626-3863
(Registrant’s Telephone Number, including Area Code)

M3Sixty Administration, LLC
4520 Main Street, Suite 1425
Kansas City, MO 64111
(Name and Address of Agent for Service)

With copy to:
John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

Approximate Date of Proposed Public Offering:	As soon as practicable after the
Effective Date of this Post-Effective Amendment

It is proposed that this filing will become effective: (check appropriate box)
[X]	immediately upon filing pursuant to paragraph (b)
[ ]	on ________ (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on _________ (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2) or
[ ]	on ________ (date) pursuant to paragraph (a)(2) of Rule 485.

CAPITAL MANAGEMENT INVESTMENT TRUST

CAPITAL MANAGEMENT MID-CAP FUND
INSTITUTIONAL SHARES – Ticker Symbol CMEIX
INVESTOR SHARES – Ticker Symbol CMCIX

CAPITAL MANAGEMENT SMALL-CAP FUND
INSTITUTIONAL SHARES – Ticker Symbol CMSSX
INVESTOR SHARES – Ticker Symbol CMSVX

WELLINGTON SHIELDS ALL-CAP FUND
CLASS A SHARES – Ticker Symbol WSCMX

Series of
Capital Management Investment Trust

PROSPECTUS
March 30, 2017

The Capital Management Mid-Cap Fund (“Mid-Cap Fund”) seeks long-term capital appreciation.

The Capital Management Small-Cap Fund (“Small-Cap Fund”) seeks long-term capital appreciation, while current income is a secondary consideration in selecting portfolio investments.

The Wellington Shields All-Cap Fund (“All-Cap Fund”) seeks capital appreciation.

Investment Advisers
Capital Management Associates, Inc.
Capital Management Mid-Cap Fund
Capital Management Small-Cap Fund

Wellington Shields Capital Management, LLC
Wellington Shields All-Cap Fund
140 Broadway
New York, New York 10005

1-888-626-3863

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank. You should read the prospectus carefully before you invest or send money.

The Statement of Additional Information (“SAI”) and the Funds’ annual and semi-annual reports are available, without charge, upon request by calling 1-888-626-3863. For shareholder inquiries about the Fund, please call 1-888-626-3863.

SUMMARY

Investment Objective. The investment objective of the Mid-Cap Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Mid-Cap Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in certain funds in the Capital Management Investment Trust (“Trust”) with a similar sales charge. More information about these and other discounts is available from your financial professional and in the section “Investing in the Fund – Purchase Options – Investor Shares” beginning on page 28 of the Mid-Cap Fund’s prospectus (“Prospectus”) and the section “Purchase of Shares – Reduced Sales Charges” beginning on page 26 of the Mid-Cap Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.00%
Redemption Fee (as a percentage of the amount redeemed, if applicable).	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Institutional Shares	Investor Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.64%	0.64%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses [1]	1.67%	2.42%
Fee Waiver and/or Expense Reimbursement [2]	0.14%	0.14%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement [1,2]	1.53%	2.28%

1
“Total Annual Fund Operating Expenses” will not correlate to the Mid-Cap Fund’s ratio of expenses to average net assets in the Mid-Cap Fund’s Financial Highlights, which reflects the operating expenses of the Mid-Cap Fund and does not include “Acquired Fund Fees and Expenses.”

2
Capital Management Associates, Inc. (the “Advisor”) has entered into a contractual agreement with the Mid-Cap Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Mid-Cap Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments, if any, under a Rule 12b-1 Plan, and Acquired Fund Fees and Expenses) to not more than 1.50%. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The contractual agreement cannot be terminated prior to April 1, 2018 without the Trust’s Board of Trustees’ approval.

Expense Example. This Example is intended to help you compare the cost of investing in the Mid-Cap Fund with the cost of investing in other mutual funds. This expense example assumes that you invest $10,000 in the Mid-Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the Mid-Cap Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until April 1, 2018. Although your actual costs may be higher or lower, based on the assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$156	$ 513	$ 894	$ 1,965
Investor Shares	$ 524	$ 1,019	$ 1,540	$ 2,963

Portfolio Turnover. The Mid-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Mid-Cap Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Mid-Cap Fund’s performance. During the fiscal year ended November 30, 2016, the Mid-Cap Fund’s portfolio turnover rate was 38.89% of the average value of its portfolio.

Principal Investment Strategies of the Fund. The Mid-Cap Fund pursues its investment objective by investing primarily in equity securities of medium-capitalization (“mid-cap”) companies. The Fund considers a mid-cap company to be one that has market capitalization within the range of $2.5 billion to $12.5 billion.

The Mid-Cap Fund’s investment in mid-cap companies will be primarily in equity securities, such as common and preferred stock, securities convertible into common stock and short sales. Under normal market conditions, the Mid-Cap Fund will invest at least 90% of its total assets in equity securities, of which at least 80% of its total assets will be invested in the equity securities of mid-cap companies.

While the Mid-Cap Fund’s primary focus is investment in equity securities, the Mid-Cap Fund has flexibility to invest in other types of securities when the Advisor believes they offer opportunities that are more attractive. Accordingly, the Mid-Cap Fund may invest in derivative instruments, including put and call options. The Mid-Cap Fund will generally invest in derivative instruments for hedging and income generation purposes. The Mid-Cap Fund may also sell a security short (i.e., sell a security borrowed from a broker) if the Advisor expects the market price for the security to drop in the future. When the Mid-Cap Fund makes a short sale of a security, the Mid-Cap Fund will have to replace the security in the future, whether or not the price declines. The Mid-Cap Fund may hold up to 20% of its net assets in derivative instruments and short positions at any time.

In selecting portfolio securities, the Advisor uses various screens and models to produce a potential universe of companies. Then through fundamental research, the Advisor selects from that universe companies whose current share price is relatively undervalued. The Advisor considers selling or reducing the Mid-Cap Fund’s holding in a security if the security no longer meets the Advisor’s investment criteria, the company is no longer considered a mid-cap company or the Advisor believes a more attractive investment alternative is available. Final investment decisions are made by the Advisor’s portfolio manager.

Principal Risks of Investing in the Fund. An investment in the Mid-Cap Fund is subject to investment risks, including the possible loss of some or all of the principal invested. There can be no assurance that the Mid-Cap Fund will be successful in meeting its investment objective. The Mid-Cap Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of mid-cap companies. The following is a summary description of certain risks of investing in the Mid-Cap Fund.

•
Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Mid-Cap Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

•
Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the Mid-Cap Fund’s portfolio may include preferred stock and convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Mid-Cap Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

•
Mid-Cap Securities Risk. Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that mid-cap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for mid- cap securities may be more limited than the market for larger companies

•
Portfolio Management Risk. The strategies used and securities selected by the Mid-Cap Fund’s Advisor may fail to produce the intended result and the Mid-Cap Fund may not achieve its objective. The securities selected for the Mid-Cap Fund may not perform as well as other securities that were consistent with the Mid-Cap Fund’s investment strategy, but were not selected for the Mid-Cap Fund. As a result, the Mid-Cap Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the Mid-Cap Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

•
Short Sales Risk. The Mid-Cap Fund may establish a short position in a stock by selling borrowed shares of the stock. When the price of any stock that the Mid-Cap Fund has sold short rises above the price at which the Mid-Cap Fund borrowed and sold the stock, then the Mid-Cap Fund may lose money on the short sale. Accordingly, the Mid-Cap Fund is likely to lose value on its short sales in a rising market. If the broker from whom the stock was borrowed requires that the stock be repaid, then the Mid-Cap Fund could be forced to cover short positions earlier than the Mid-Cap Fund otherwise would. If the Mid-Cap Fund does not have the assets to cover a short sale, then the Mid-Cap Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

•
Derivative Instruments Risk. Derivative instruments such as option contracts are generally investments the value of which depends on (or is derived from) the value of the underlying assets, interest rate, or index. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in the loss of the entire value of any portfolio positions; and risks that the derivative security may not be liquid.

Performance. The bar chart and table shown below provide some indication of the risks of investing in the Mid-Cap Fund by showing changes in the performance of the Mid-Cap Fund’s Institutional Shares from year to year and by showing how the Mid-Cap Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad-based securities market index. The Mid-Cap Fund’s past performance (before and after taxes) is not necessarily an indication of how the Mid-Cap Fund will perform in the future.

Annual Total Returns

Quarterly Returns During This Time Period

Highest	15.15% (quarter ended June 30, 2009)
Lowest	-25.85% (quarter ended December 31, 2008)
Year to Date	12.88% (quarter ended December 31, 2016)

Average Annual Total Returns (For the Period Ended December 31, 2016)	1 Year	5 Years	10 Years
Capital Management Mid-Cap Fund – Institutional Shares
Before taxes	12.88%	12.63%	6.54%
After taxes on distributions	10.81%	11.46%	5.70%
After taxes on distributions and sale of shares	9.79%	10.39%	5.38%
Capital Management Mid-Cap Fund – Investor Shares Before taxes (includes maximum sales loads)	8.70%	11.18%	5.45%
Russell Mid-Cap Value Index (reflects no deduction for fees, expenses or taxes)	20.00%	15.69%	1.57%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.64%	6.94%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Mid-Cap Fund shares through tax-deferred arrangements, such as an individual retirement account (IRA) or 401(k) plan. After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

Management. Capital Management Associates, Inc. is the investment adviser for the Fund. Alexander L.M. Cripps, CFA, portfolio manager, and W. Jameson McFadden, portfolio manager, are and have been primarily responsible for the day-to-day management of the Mid-Cap Fund’s portfolio since 2016.

For important information about purchase and sale of Mid-Cap Fund shares, tax information and financial intermediary compensation, please turn to the section of this prospectus titled “General Summary Section” and subsections titled “Purchase and Sale of Fund Shares,” “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” beginning on page 18 of the prospectus.

SUMMARY

Investment Objective. The investment objective of the Small-Cap Fund is to seek long-term capital appreciation, while current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Small-Cap Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in certain funds in the Capital Management Investment Trust (“Trust”) with a similar sales charge. More information about these and other discounts is available from your financial professional and in the section “Investing in the Fund – Purchase Options – Investor Shares” beginning on page 28 of the Small-Cap Fund’s prospectus (“Prospectus”) and the section “Purchase of Shares - Reduced Sales Charges” beginning on page 26 of the Small-Cap Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.00%
Redemption Fee (as a percentage of the amount redeemed, if applicable).	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Institutional Shares	Investor Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.78%	0.78%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses [1]	1.81%	2.56%
Fee Waiver and/or Expense Reimbursement [2]	0.28%	0.28%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement [1,2]	1.53%	2.28%

1
“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Small-Cap Fund and does not include “Acquired Fund Fees and Expenses.”

2
Capital Management Associates, Inc. (the “Advisor”) has entered into a contractual agreement with the Small-Cap Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Small-Cap Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments, if any, under a Rule 12b-1 Plan, and Acquired Fund Fees and Expenses) to not more than 1.50%. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The contractual agreement cannot be terminated prior to April 1, 2018 without the Trust’s Board of Trustees’ approval.

Expense Example. This Example is intended to help you compare the cost of investing in the Small-Cap Fund with the cost of investing in other mutual funds. This expense example assumes that you invest $10,000 in the Small-Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the Small-Cap Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until April 1, 2018. Although your actual costs may be higher or lower, based on the assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$156	$ 542	$ 954	$ 2,104
Investor Shares	$ 524	$ 1,047	$ 1,595	$ 3,088

Portfolio Turnover. The Small-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Small-Cap Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small-Cap Fund’s performance. During the fiscal year ended November 30, 2016, the Small-Cap Fund’s portfolio turnover rate was 47.39% of the average value of its portfolio.

Principal Investment Strategies of the Fund. The Small-Cap Fund pursues its investment objective by investing primarily in equity securities of small-capitalization (“small-cap”) companies. The Small-Cap Fund considers a small-cap company to be one that has market capitalization within the range of $100 million to $2.5 billion.

The Small-Cap Fund’s investment in small-cap companies will be primarily in equity securities, such as common and preferred stock, securities convertible into common stock and short sales. Under normal market conditions, the Small-Cap Fund will invest at least 90% of its total assets in equity securities, of which at least 80% of its total assets will be invested in the equity securities of small-cap companies.

While the Small-Cap Fund’s primary focus is investment in equity securities, the Small-Cap Fund has flexibility to invest in other types of securities when the Advisor believes they offer opportunities that are more attractive. Accordingly, the Small-Cap Fund may invest in derivative instruments, including put and call options. The Small-Cap Fund will generally invest in derivative instruments for hedging and income generation purposes. The Small-Cap Fund may also sell a security short (i.e., sell a security borrowed from a broker) if the Advisor expects the market price for the security to drop in the future. When the Small-Cap Fund makes a short sale of a security, the Small-Cap Fund will have to replace the security in the future, whether or not the price declines. The Small-Cap Fund may hold up to 20% of its net assets in derivative instruments and short positions at any time.

In selecting portfolio securities, the Advisor uses various screens and models to produce a potential universe of approximately 1,300 companies. Then, through fundamental research, the Advisor selects from that universe companies whose current share price is relatively undervalued. The Advisor considers selling or reducing the Small-Cap Fund’s holding in a security if the security no longer meets the Advisor’s investment criteria, the company is no longer considered a small-cap company or the Advisor believes a more attractive investment alternative is available. Final investment decisions are made by the Advisor’s portfolio manager.

Principal Risks of Investing in the Fund. An investment in the Small-Cap Fund is subject to investment risks, including the possible loss of some or all of the principal invested. There can be no assurance that the Small-Cap Fund will be successful in meeting its investment objective. The Small-Cap Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small-cap companies. The following is a summary description of certain risks of investing in the Small-Cap Fund.

•
Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Small-Cap Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

•
Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the Small-Cap Fund’s portfolio may include preferred stock and convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Small-Cap Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

•
Small-Cap Securities Risk. Investing in the securities of small-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that small-cap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for small-cap securities may be more limited than the market for larger companies.

•
Portfolio Management Risk. The strategies used and securities selected by the Small-Cap Fund’s Advisor may fail to produce the intended result and the Small-Cap Fund may not achieve its objective. The securities selected for the Small-Cap Fund may not perform as well as other securities that were consistent with the Small-Cap Fund’s investment strategy, but were not selected for the Small-Cap Fund. As a result, the Small-Cap Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the Small-Cap Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

•
Short Sales Risk. The Small-Cap Fund may establish a short position in a stock by selling borrowed shares of the stock. When the price of any stock that the Small-Cap Fund has sold short rises above the price at which the Small-Cap Fund borrowed and sold the stock, then the Small-Cap Fund may lose money on the short sale. Accordingly, the Small-Cap Fund is likely to lose value on its short sales in a rising market. If the broker from whom the stock was borrowed requires that the stock be repaid, then the Small-Cap Fund could be forced to cover short positions earlier than the Small-Cap Fund otherwise would. If the Small-Cap Fund does not have the assets to cover a short sale, then the Small-Cap Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

•
Derivative Instruments Risk. Derivative instruments such as option contracts are generally investments the value of which depends on (or is derived from) the value of the underlying assets, interest rate, or index. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in the loss of the entire value of any portfolio positions; and risks that the derivative security may not be liquid.

Performance. The bar chart and table shown below provide some indication of the risks of investing in the Small-Cap Fund by showing changes in the performance of the Small-Cap Fund’s Institutional Shares from year to year and by showing how the Small-Cap Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad-based securities market index. The Small-Cap Fund’s past performance (before and after taxes) is not necessarily an indication of how the Small-Cap Fund will perform in the future.

Annual Total Returns

Quarterly Returns During This Time Period

Highest	33.58% (quarter ended June 30, 2009)
Lowest	-42.69% (quarter ended December 31, 2008)
Year to Date	19.78% (quarter ended December 31, 2016)

Average Annual Total Returns (For the Period Ended December 31, 2016)	1 Year	5 Years	10 Years
Capital Management Small-Cap Fund – Institutional Shares
Before taxes	19.78%	8.48%	5.92%
After taxes on distributions	19.06%	7.31%	4.89%
After taxes on distributions and sale of shares	12.60%	6.74%	4.74%
Capital Management Small-Cap Fund – Investor Shares Before taxes (reflects deduction for sales load)	15.71%	7.44%	5.29%
S&P 600 Small-Cap Index (reflects no deduction for fees, expenses or taxes)	26.56%	16.60%	9.02%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Small-Cap Fund shares through tax-deferred arrangements, such as an individual retirement account (IRA) or 401(k) plan. After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

Management. Capital Management Associates, Inc. is the investment adviser for the Fund. Alexander L.M. Cripps, CFA, portfolio manager, and W. Jameson McFadden, portfolio manager, are and have been primarily responsible for the day-to-day management of the Small-Cap Fund’s portfolio since 2016.

For important information about purchase and sale of Small-Cap Fund shares, tax information and financial intermediary compensation, please turn to the section of this prospectus titled “General Summary Section” and subsections titled “Purchase and Sale of Fund Shares,” “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” beginning on page 18 of the prospectus.

SUMMARY

Investment Objective. The investment objective of the All-Cap Fund is to seek capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the All-Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of the amount redeemed, if applicable).	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)

Class A Shares
Management Fees	1.00%
Distribution (12b-1) Fees	0.35%
Other Expenses	0.97%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses [1]	2.34%
Fee Waiver and/or Expense Reimbursement	0.82%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.52%

1
Wellington Shields Capital Management, LLC (the “Advisor”) has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the All-Cap Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, Acquired Fund Fees and Expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, interest and dividend expense on securities sold short, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.15% subject to the Advisor’s right to recoup payments on a rolling three-year basis so long as the payments would not exceed the 1.15% expense cap. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The contractual agreement cannot be terminated prior to March 31, 2018 without the Trust’s Board of Trustees’ approval.

Expense Example. This Example is intended to help you compare the cost of investing in the All-Cap Fund with the cost of investing in other mutual funds. This expense example assumes that you invest $10,000 in the All-Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the All-Cap Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until April 1, 2018. Although your actual costs may be higher or lower, based on the assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Class A Shares	$155	$652	$1,176	$2,613

Portfolio Turnover. The All-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when All-Cap Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the All-Cap Fund’s performance. During the fiscal period ended November 30, 2016, the All-Cap Fund’s portfolio turnover rate was 68.71% of the average value of its portfolio.

Principal Investment Strategies of the Fund. The All-Cap Fund pursues its investment objective by investing primarily in equity securities of all market capitalizations.

The All-Cap Fund’s investments will be primarily in equity securities, such as common and preferred stock, securities convertible into common stock and short sales. Under normal market conditions, the All-Cap Fund will invest at least 80% of its total assets in equity securities.

In selecting portfolio securities, the Advisor uses various screens and models to produce a potential universe of companies. Then through fundamental research, the Advisor selects from that universe companies whose current share price is relatively undervalued. The Advisor considers selling or reducing the All-Cap Fund’s holding in a security if the security no longer meets the Advisor’s investment criteria or the Advisor believes a more attractive investment alternative is available. Final investment decisions are made by the Advisor’s portfolio manager.

Principal Risks of Investing in the Fund. An investment in the All-Cap Fund is subject to investment risks, including the possible loss of some or all of the principal invested. There can be no assurance that the All-Cap Fund will be successful in meeting its investment objective. The All-Cap Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in equity securities. The following is a summary description of certain risks of investing in the All-Cap Fund.

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Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the All-Cap Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

•
Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the All-Cap Fund’s portfolio may include preferred stock and convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the All-Cap Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

•
Large-Cap Securities Risk. The All-Cap Fund will invest in larger, more established companies, which may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansions.

•
Mid-Cap Securities Risk. Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that mid-cap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for mid- cap securities may be more limited than the market for larger companies.

•
Small-Cap Securities Risk. The All-Cap Fund will invest in small companies, which generally have less experienced management teams, serve smaller markets, and find it more difficult to find financing for growth or potential development than larger companies.

•
Portfolio Management Risk. The strategies used and securities selected by the All-Cap Fund’s Advisor may fail to produce the intended result and the All-Cap Fund may not achieve its objective. The securities selected for the All-Cap Fund may not perform as well as other securities that were consistent with the All-Cap Fund’s investment strategy, but were not selected for the All-Cap Fund. As a result, the All-Cap Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the All-Cap Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

•
Short Sales Risk. The All-Cap Fund may establish a short position in a stock by selling borrowed shares of the stock. When the price of any stock that the All-Cap Fund has sold short rises above the price at which the All-Cap Fund borrowed and sold the stock, then the All-Cap Fund may lose money on the short sale. Accordingly, the All-Cap Fund is likely to lose value on its short sales in a rising market. If the broker from whom the stock was borrowed requires that the stock be repaid, then the All-Cap Fund could be forced to cover short positions earlier than the All-Cap Fund otherwise would. If the All-Cap Fund does not have the assets to cover a short sale, then the All-Cap Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

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Shares of other investment companies and ETFs Risk. You will indirectly bear fees and expenses charged by the underlying funds in which the All-Cap Fund may invest in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the All-Cap Fund will generally be higher than the cost of investing directly in the underlying fund shares. Investments in ETFs bear the risk that the market price of the ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained. The All-Cap Fund may place otherwise un-invested cash in money market mutual funds.

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New Fund Risk. The All-Cap Fund was formed in December 2014. Accordingly, investors in the All-Cap Fund bear the risk that the All-Cap Fund may not be successful in implementing its investment strategy.

Performance. The bar chart and table shown below provide some indication of the risks of investing in the All-Cap Fund by showing changes in the performance of the All-Cap Fund’s Class A Shares from year to year and by showing how the All-Cap Fund’s average annual returns compare with those of a broad-based securities market index. The All-Cap Fund’s past performance (before and after taxes) is not necessarily an indication of how the All-Cap Fund will perform in the future.

Annual Total Returns

Quarterly Returns During This Time Period

Highest	8.61% (quarter ended March 31, 2015)
Lowest	-9.42% (quarter ended September 30, 2015)
Year to Date	2.83% (quarter ended December 31, 2016)

Average Annual Total Returns (For the Period Ended December 31, 2016)	1 Year	Since Inception
Wellington Shields All-Cap Fund – Class A Shares
Before taxes	2.83%	4.47%
After taxes on distributions	2.83%	4.38%
After taxes on distributions and sale of shares	1.71%	3.54%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	6.17%
Dow Jones Industrial Average (reflects no deduction for fees, expenses or taxes)	16.50%	7.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold All-Cap Fund shares through tax-deferred arrangements, such as an individual retirement account (IRA) or 401(k) plan. After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

Management. Wellington Shields Capital Management, LLC is the investment adviser for the Fund. Alexander L.M. Cripps, CFA, portfolio manager, and W. Jameson McFadden, portfolio manager, are and have been primarily responsible for the day-to-day management of the All-Cap Fund’s portfolio since inception.

For important information about purchase and sale of All-Cap Fund shares, tax information and financial intermediary compensation, please turn to the section of this prospectus titled “General Summary Section” and subsections titled “Purchase and Sale of Fund Shares,” “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” beginning on page 18 of the prospectus.

GENERAL SUMMARY SECTION

Purchase and Sale of Fund Shares. Each Fund’s minimum investment is as follows:

Mid-Cap Fund and Small-Cap Fund

Institutional Shares	Investor Shares
$25,000 minimum initial investment and minimum subsequent investment is $500 ($100 if participating in the automatic investment plan).	$1,000 minimum initial investment and minimum subsequent investment is $500 ($100 if participating in the automatic investment plan).

All-Cap Fund

Class A Shares
$1,000 minimum initial investment and subsequent investment is $500 ($100 if participating in the automatic investment plan).

You may generally purchase, redeem or exchange shares of a Fund on any business day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of your request in good order as follows:

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Through the Fund by mail or bank wire. Mail requests should be sent to the Fund (specify either Institutional or Investor shares) c/o M3Sixty Administration, LLC, 4520 Main Street, Suite 1425, Kansas City, MO 64111. For bank wire orders, please call the Fund at 1-888-626-3863 for instructions.

•	Through authorized Broker-Dealers and Financial Intermediaries. Please contact your broker-dealer or financial intermediary for information.

If your account was opened through a Fund, redemption and exchange requests may be made by telephone by calling the Fund at 1-888-626-3863.

If you have questions about purchasing, redeeming or exchanging shares of a Fund, please call the Fund at the number referenced above.

Tax Information. Each Fund’s distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVES

The investment objective of the Mid-Cap Fund is to seek long-term capital appreciation.

The investment objective of the Small-Cap Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

The investment objective of the All-Cap Fund is to seek capital appreciation.

Each Fund’s investment objective is non-fundamental, may be changed upon 60 days’ notice to shareholders, and without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Mid-Cap Fund

The Mid-Cap Fund, which is a diversified separate investment portfolio of the Trust, pursues its investment objective by investing primarily in equity securities of medium-capitalization (“mid-cap”) companies. The Mid-Cap Fund considers a mid-cap company to be one that has market capitalization, measured at the time the Mid-Cap Fund purchases the security, within the range of $2.5 billion to $12.5 billion.

The Mid-Cap Fund’s investments in mid-cap companies will be primarily in equity securities of such companies, such as common and preferred stock and securities convertible into common stock. The Mid-Cap Fund intends to invest in a diversified group of mid-cap companies and will not concentrate its investments in any one industry or group.

Under normal market conditions, the Mid-Cap Fund will invest at least 90% of its total assets in equity securities, of which at least 80% of its total assets will be invested in the equity securities of mid-cap companies, as measured at the time of purchase. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

While the Mid-Cap Fund’s primary focus is investment in equity securities, the Mid-Cap Fund has flexibility to invest in other types of securities when the Advisor believes they offer opportunities that are more attractive. Accordingly, the Mid-Cap Fund may invest in derivative instruments, such as purchasing put and call options. The Mid-Cap Fund will generally invest in derivative instruments for hedging and income generation purposes. The Mid-Cap Fund may also sell a security short (i.e., sell a security borrowed from a broker) if the Advisor expects the market price for the security to drop in the future. When the Mid-Cap Fund makes a short sale of a security, the Mid-Cap Fund will have to replace the security in the future, whether or not the price declines. The Mid-Cap Fund may hold up to 20% of its net assets in derivative instruments and short positions at any time.

In selecting portfolio securities, the Advisor uses various screens and models to produce a potential universe of approximately 1,100 companies. Then through fundamental research, the Advisor selects from that universe companies whose current share price is relatively undervalued. This process may include visits and/or meetings with company management and contacts with industry experts and suppliers. Final investment decisions are made by the Advisor’s Portfolio Manager.

The Advisor considers selling or reducing the Mid-Cap Fund’s holding in a security if the security no longer meets the Advisor’s investment criteria, the company is no longer considered a mid-cap company or the Advisor believes a more attractive investment alternative is available.

Small-Cap Fund

The Small-Cap Fund, which is a diversified separate investment portfolio of the Trust, pursues its investment objective by investing primarily in equity securities of small-capitalization (“small-cap”) companies. The Small-Cap Fund considers a small-cap company to be one that has market capitalization, measured at the time the Small-Cap Fund purchases the security, within the range of $100 million to $2.5 billion.

The Small-Cap Fund’s investments in small-cap companies will be primarily in equity securities of such companies, such as common and preferred stock and securities convertible into common stock. The Small-Cap Fund intends to invest in a diversified group of small-cap companies and will not concentrate its investments in any one industry or group.

Under normal market conditions, the Small-Cap Fund will invest at least 90% of its total assets in equity securities, of which at least 80% of its total assets will be invested in the equity securities of small-cap companies, as measured at the time of purchase. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

While the Small-Cap Fund’s primary focus is investment in equity securities, the Small-Cap Fund has flexibility to invest in other types of securities when the Advisor believes they offer opportunities that are more attractive. Accordingly, the Small-Cap Fund may invest in derivative instruments, such as purchasing put and call options. The Small-Cap Fund will generally invest in derivative instruments for hedging and income generation purposes. The Small-Cap Fund may also sell a security short (i.e., sell a security borrowed from a broker) if the Advisor expects the market price for the security to drop in the future. When the Small-Cap Fund makes a short sale of a security, the Small-Cap Fund will have to replace the security in the future, whether or not the price declines. The Small-Cap Fund may hold up to 20% of its net assets in derivative instruments and short positions at any time.

In selecting portfolio securities, the Advisor uses various screens and models to produce a potential universe of approximately 1,300 companies. Then, through fundamental research, the Advisor selects from that universe companies whose current share price is relatively undervalued. This process often includes visits and/or meetings with company management and contacts with industry experts and suppliers. Final investment decisions are made by the Advisor’s Portfolio Manager.

The Advisor considers selling or reducing the Small-Cap Fund’s holding in a security if the security no longer meets the Advisor’s investment criteria, the company is no longer considered a small-cap company or the Advisor believes a more attractive investment alternative is available.

All-Cap Fund

The All-Cap Fund, which is a separate investment portfolio of the Trust, pursues its investment objective by investing primarily in equity securities.

The All-Cap Fund’s investments will be primarily in equity securities, such as common and preferred stock and securities convertible into common stock. The All-Cap Fund will not concentrate its investments in any one industry or group.

Under normal market conditions, the All-Cap Fund will invest at least 80% of its total assets in equity securities, as measured at the time of purchase. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

While the All-Cap Fund’s primary focus is investment in equity securities, the All-Cap Fund may sell a security short (i.e., sell a security borrowed from a broker) if the Advisor expects the market price for the security to drop in the future. When the All-Cap Fund makes a short sale of a security, the All-Cap Fund will have to replace the security in the future, whether or not the price declines. The All-Cap Fund may hold up to 20% of its net assets in short positions at any time.

In selecting portfolio securities, the Advisor uses various screens and models to produce a potential universe of approximately 3,000 companies. Then, through fundamental research, the Advisor selects from that universe companies whose current share price is relatively undervalued. This process may include visits and/or meetings with company management and contacts with industry experts and suppliers. Final investment decisions are made by the Advisor’s Portfolio Manager.

The Advisor seeks to identify companies with a growth outlook that are positioned to increase shareholder value through disciplined capital deployment. Valuations of securities with different equity styles (e.g., growth vs. value, etc.) and different market capitalizations (e.g., large, mid, small, etc.) fluctuate according to a number of different factors, including economic outlooks and risk tolerances. Without a market capitalization or growth / value style constraint, the Advisor will seek to identify a large universe of companies undervalued in relation to their asset size or growth outlook.

The Advisor considers selling or reducing the All-Cap Fund’s holding in a security if the security no longer meets the Advisor’s investment criteria or the Advisor believes a more attractive investment alternative is available.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

An investment in a Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that a Fund will be successful in meeting its investment objective.

Mid-Cap Fund

Mid-Cap Fund is intended for aggressive investors seeking above-average gains and are willing to accept the risks involved in investing in the securities of mid-cap companies.

Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Mid-Cap Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the Mid-Cap Fund’s portfolio may include preferred stock and convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Mid-Cap Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

Mid-Cap Securities. Investing in the securities of mid-cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. Mid-cap companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Advisor’s access to information about the companies and the stability of the markets for the companies’ securities. Mid-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Although investing in securities of smaller companies offers potential above average returns if the companies are successful, the risk exists that the companies will not succeed. If the companies do not succeed, the prices of the companies’ shares could dramatically decline in value. Therefore, an investment in the Mid-Cap Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies. The Advisor’s ability to choose suitable investments also has a significant impact on the ability of the Mid-Cap Fund to achieve its investment objective.

Derivative Instruments Risk. Derivative instruments such as option contracts are generally investments the value of which depends on (or is derived from) the value of the underlying assets, interest rate, or index. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in the loss of the entire value of any portfolio positions; and risks that the derivative instrument may not be liquid.

Portfolio Management Risk. The strategies used and securities selected by the Mid-Cap Fund’s Advisor may fail to produce the intended result and the Mid-Cap Fund may not achieve its objective. The securities selected for the Mid-Cap Fund may not perform as well as other securities that were consistent with the Mid-Cap Fund’s investment strategy, but were not selected for the Mid-Cap Fund. As a result, the Mid-Cap Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the Mid-Cap Fund will decline and may be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Advisor’s management style (generally, value-oriented mid-cap equity) is out-of-favor in the market. Since different types of equity securities (e.g., large-cap, mid-cap, small-cap) tend to shift into and out of favor with investors depending on market and economic conditions, the performance of the Mid-Cap Fund may also be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Advisor’s management style is out-of-favor. The performance of the Mid-Cap Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

Short Sales Risk. As explained above, the Mid-Cap Fund may establish a short position in a stock by selling borrowed shares of the stock. Borrowed shares must be repaid (i.e., short positions must be “covered”) whether or not the stock’s price declines. When the price of any stock that the Mid-Cap Fund has sold short rises above the price at which the Mid-Cap Fund borrowed and sold the stock, then the Mid-Cap Fund may lose money on the short sale. Accordingly, the Mid-Cap Fund is likely to lose value on its short sales in a rising market. If the broker from whom the stock was borrowed requires that the stock be repaid, then the Mid-Cap Fund could be forced to cover short positions earlier than the Mid-Cap Fund otherwise would. If the Fund does not have the assets to cover a short sale, then the Mid-Cap Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

Small-Cap Fund

The Small-Cap Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small-cap companies.

Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Small-Cap Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the Small-Cap Fund’s portfolio may include preferred stock and convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Small-Cap Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

Small-Cap Securities. Investing in the securities of small cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because small-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small-cap companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, small-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. Small-cap companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Advisor’s access to information about the companies and the stability of the markets for the companies’ securities. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Although investing in securities of small companies offers potential above average returns if the companies are successful, the risk exists that the companies will not succeed. If the companies do not succeed, the prices of the companies’ shares could dramatically decline in value. Therefore, an investment in the Small-Cap Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies. The Advisor’s ability to choose suitable investments also has a significant impact on the ability of the Small-Cap Fund to achieve its investment objective.

Derivative Instruments Risk. Derivative instruments such as option contracts are generally investments the value of which depends on (or is derived from) the value of the underlying assets, interest rate, or index. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in the loss of the entire value of any portfolio positions; and risks that the derivative instrument may not be liquid.

Portfolio Management Risk. The strategies used and securities selected by the Small-Cap Fund’s Advisor may fail to produce the intended result and the Small-Cap Fund may not achieve its objective. The securities selected for the Small-Cap Fund may not perform as well as other securities that were consistent with the Small-Cap Fund’s investment strategy, but were not selected for the Small-Cap Fund. As a result, the Small-Cap Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the Small-Cap Fund will decline and may be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Advisor’s management style (generally, value-oriented small-cap equity) is out-of-favor in the market. Since different types of equity securities (e.g., large-cap, mid-cap, small-cap) tend to shift into and out of favor with investors depending on market and economic conditions, the performance of the Small-Cap Fund may also be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Advisor’s management style is out-of-favor. The performance of the Small-Cap Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

Short Sales Risk. As explained above, the Small-Cap Fund may establish a short position in a stock by selling borrowed shares of the stock. Borrowed shares must be repaid (i.e., short positions must be “covered”) whether or not the stock’s price declines. When the price of any stock that the Small-Cap Fund has sold short rises above the price at which the Small-Cap Fund borrowed and sold the stock, then the Small-Cap Fund may lose money on the short sale. Accordingly, the Small-Cap Fund is likely to lose value on its short sales in a rising market. If the broker from whom the stock was borrowed requires that the stock be repaid, then the Small-Cap Fund could be forced to cover short positions earlier than the Small-Cap Fund otherwise would. If the Small-Cap Fund does not have the assets to cover a short sale, then the Small-Cap Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

All-Cap Fund

The All-Cap Fund is intended for aggressive investors seeking above-average gains and that are willing to accept the risks involved in investing in equity securities.

Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the All-Cap Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the All-Cap Fund’s portfolio may include preferred stock and convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the All-Cap Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

Large-Cap Securities Risk. The All-Cap Fund will invest in larger, more established companies, which may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansions.

Mid-Cap Securities Risk. Investing in the securities of mid-cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. Mid-cap companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Advisor’s access to information about the companies and the stability of the markets for the companies’ securities. Mid-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Although investing in securities of smaller companies offers potential above average returns if the companies are successful, the risk exists that the companies will not succeed. If the companies do not succeed, the prices of the companies’ shares could dramatically decline in value. Therefore, an investment in the All-Cap Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies. The Advisor’s ability to choose suitable investments also has a significant impact on the ability of the All-Cap Fund to achieve its investment objective.

Small-Cap Securities Risk. The All-Cap Fund will invest in small companies, which generally have less experienced management teams, serve smaller markets, and find it more difficult to find financing for growth or potential development than larger companies.

Portfolio Management Risk. The strategies used and securities selected by the All-Cap Fund’s Advisor may fail to produce the intended result and the All-Cap Fund may not achieve its objective. The securities selected for the All-Cap Fund may not perform as well as other securities that were consistent with the All-Cap Fund’s investment strategy, but were not selected for the All-Cap Fund. As a result, the All-Cap Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the All-Cap Fund will decline and may be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Advisor’s management style (generally, value-oriented mid-cap equity) is out-of-favor in the market. Since different types of equity securities (e.g., large-cap, mid-cap, small-cap) tend to shift into and out of favor with investors depending on market and economic conditions, the performance of the All-Cap Fund may also be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Advisor’s management style is out-of-favor. The performance of the All-Cap Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

Short Sales Risk. As explained above, the All-Cap Fund may establish a short position in a stock by selling borrowed shares of the stock. Borrowed shares must be repaid (i.e., short positions must be “covered”) whether or not the stock’s price declines. When the price of any stock that the All-Cap Fund has sold short rises above the price at which the All-Cap Fund borrowed and sold the stock, then the All-Cap Fund may lose money on the short sale. Accordingly, the All-Cap Fund is likely to lose value on its short sales in a rising market. If the broker from whom the stock was borrowed requires that the stock be repaid, then the All-Cap Fund could be forced to cover short positions earlier than the All-Cap Fund otherwise would. If the All-Cap Fund does not have the assets to cover a short sale, then the All-Cap Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

Shares of Other Investment Companies and ETFs Risk. You will indirectly bear fees and expenses charged by the underlying funds in which the All-Cap Fund may invest in addition to the All-Cap Fund’s direct fees and expenses and, as a result, your cost of investing in the All-Cap Fund will generally be higher than the cost of investing directly in the underlying fund shares. Investments in ETFs bear the risk that the market price of the ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained. The All-Cap Fund may place otherwise un-invested cash in money market mutual funds.

New Fund Risk. The All-Cap Fund commenced operations in December 2014. Accordingly, investors in the All-Cap Fund bear the risk that the All-Cap Fund may not be successful in implementing its investment strategy.

OTHER INVESTMENT POLICIES

An investment in a Fund should not be considered a complete investment program. Whether a Fund is an appropriate investment for an investor will depend largely on his/her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles will not find a Fund to be an appropriate investment vehicle if they want to invest in the Fund for a short period of time.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of a Fund’s assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of a Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. To the extent a Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, a Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUND

THE INVESTMENT ADVISERS

Mid-Cap Fund’s and Small-Cap Fund’s investment adviser is Capital Management Associates, Inc. (“CMA” or “Advisor”. All-Cap Fund’s investment adviser is Wellington Shields Capital Management, LLC (“WSCM” or “Advisor” and, collectively, with CMA, the “Advisors”). CMA and WSCM are affiliates and are located at 140 Broadway, New York, New York 10005. The assets under management of CMA and WSCM were approximately $155 million and $976 million, respectively, as of December 31, 2016. Each Advisor is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended.

CMA, organized as a New York corporation in 1982, is controlled by its officers and directors, with the principal shareholders being J.V. Shields, Jr. and David V. Shields. The Shields brothers have been affiliated with CMA since its inception. CMA has been managing the Mid-Cap Fund and Small-Cap Fund since their inception and provides investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts.

WSCM, organized as a New York limited liability company in 2010, is controlled by its officers and members with the principal shareholders (i.e., those individuals and/or entities directly or indirectly controlling 25% or more of the company) being Wellington Shields Holdings, LLC; Shields & Company; H.G. Wellington & Company, Inc.; and J.V. Shields, Jr. WSCM has been managing the All-Cap Fund since its inception and provides investment advice to investment companies, individuals including high net worth individuals, pension and profit sharing plans, charitable organizations, corporations and other businesses.

Each Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of each Fund. Subject to the authority of the Board of Trustees of the Trust (“Trustees”), the Advisor provides guidance and policy direction in connection with its daily management of each Fund’s assets. The Advisor manages the investment and reinvestment of each Fund’s assets. The Advisor is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to each Fund.

Alexander L.M. Cripps, CFA, and W. Jameson McFadden are primarily responsible for the day-to-day management of each Fund’s portfolio (each, a “Portfolio Manager”) since 2016 for Mid-Cap Fund and Small-Cap Fund and since inception for All-Cap Fund.

Mr. McFadden has been the President of CMA since January 1, 2014, and has been affiliated with CMA since 2006. Mr. McFadden is also Managing Member of Wellington Shields & Co., LLC (“WSC”), the distributor for the Fund. Mr. McFadden also serves as President of WSCM and has been affiliated with WSCM since 2010.

Mr. Cripps is a Portfolio Manager, Analyst and Member of the Investment Policy Committee of CMA since 2010 and has been affiliated with CMA since 2005. Mr. Cripps also serves as Vice President Research for WSCM and has been affiliated with WSCM since 2010.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in each Fund.

The Advisors’ Compensation. For the Mid-Cap Fund, the advisory fee paid to CMA as a percentage of average annual net assets for fiscal year ended November 30, 2016 was approximately 0.86% after fee waivers and/or expense reimbursements. For the Small-Cap Fund, the advisory fee paid to CMA as a percentage of average annual net assets for fiscal year ended November 30, 2016 was approximately 0.72% after fee waivers and/or expense reimbursements. For the All-Cap Fund, the advisory fee paid to WSCM as a percentage of average annual net assets for the fiscal year ended November 30, 2016 was approximately 0.18% after fee waivers and/or expense reimbursements.

Disclosure Regarding Approval of the Investment Advisory Contract. A discussion regarding the Trustees’ basis for approving the renewal of the investment advisory contract for each Fund is available in the Fund’s Annual Report to shareholders for the fiscal year ended November 30, 2016.

Expense Limitation Agreement. In the interest of limiting expenses of each of the Funds, each Advisor has entered into an expense limitation agreement with the Trust, with respect to each Fund (“Expense Limitation Agreement”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Fund (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.50% of the average daily net assets of Mid-Cap Fund and Small-Cap Fund and 1.15% of the average daily net assets of All-Cap Fund through the period ending April 1, 2018. It is expected that each Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, as amended (“1940 Act”); and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated by the Advisor and the Trust at the end of the then current term upon not less than 90-days’ notice to the other party as set forth in the Expense Limitation Agreement.

Each Fund may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three fiscal years, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund’s assets exceed $10 million (in the case of the Mid-Cap Fund and the Small-Cap Fund); (ii) the Fund’s total annual expense ratio is less than the percentage limits stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of a Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for a Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to a Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Fund and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees. Certain securities trades will be cleared through Wellington Shields & Co., LLC, a registered broker-dealer affiliate of the Advisors and the distributor of the Funds.

The 1940 Act generally prohibits a Fund from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Funds do not engage in principal transactions with any affiliate of the Advisor. Each Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Fund pays to an affiliate of the Advisor does not exceed the usual and customary broker’s commission. In addition, each Fund will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR AND TRANSFER AGENT

M3Sixty Administration, LLC (“M3Sixty”) serves as the Fund administrator providing the Funds with certain administrative, fund accounting, and compliance services. In addition, M3Sixty serves as the transfer agent and dividend disbursing agent of each Fund. As indicated later in the section of this prospectus entitled “Investing in the Fund,” M3Sixty will handle your orders to purchase and redeem shares of the Funds and will disburse dividends paid by the Funds. M3Sixty also makes available the office space, equipment, personnel, and facilities required to provide the foregoing services to the Funds.

THE DISTRIBUTOR

Wellington Shields & Co., LLC (“WSC” or “Distributor”) is the principal underwriter and distributor of each Fund’s shares and serves as each Fund’s exclusive agent for the distribution of Fund shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers and others. Matrix 360 Distributors, LLC serves as the sub-distributor to the Funds.

ADDITIONAL INFORMATION ON EXPENSES

Other Expenses. In addition to the management fees and Rule 12b-1 fees for the Investor Shares of Mid-Cap Fund and Small-Cap Fund and Class A shares of All-Cap Fund, each Fund pays all expenses not assumed by the Fund’s Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer agent, independent registered public accounting firm and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

Annual Fund Operating Expenses. In the section entitled “Summary – Fees and Expenses of the Fund” the “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are based upon actual expenses incurred by the Fund for the fiscal year ended November 30, 2016.

INVESTING IN THE FUND

PURCHASE OPTIONS

Mid-Cap Fund and Small-Cap Fund offer Institutional Shares and Investor Shares through this prospectus. All-Cap Fund offers Class A Shares through this prospectus. Fund shares may be purchased by any account managed by the Advisor and any other institutional investor or broker-dealer authorized to sell shares of a Fund. The share classes available to an investor may vary depending on how the investor wishes to purchase shares of the Fund. The following is a summary of each share class.

Institutional Shares

•	No front-end sales charge.
•	No contingent deferred sales charge.
•	No distribution (Rule 12b-1) fees.
•	$25,000 minimum initial investment.
•	$500 minimum additional investment ($100 if participating in the automatic investment plan).
•	No conversion feature.

Investor Shares

•	A maximum front-end sales charge of 3.00%, as described below.
•	No contingent deferred sales charge.
•	Distribution (Rule 12b-1) fees of 0.75%.
•	$1,000 minimum initial investment.
•	$500 minimum additional investment ($100 if participating in the automatic investment plan).
•	No conversion feature.

Class A Shares

•	No front-end sales charge.
•	No contingent deferred sales charge.
•	Distribution (Rule 12b-1) fees of 0.35%.
•	$1,000 minimum initial investment.
•	$500 minimum additional investment ($100 if participating in the automatic investment plan).
•	No conversion feature.

When you purchase shares of Mid-Cap Fund or Small-Cap Fund, you must choose a share class. If none is chosen, your investment will be made in the Investor Shares.

INSTITUTIONAL SHARES

Institutional Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in Mid-Cap Fund and Small-Cap Fund. Mid-Cap Fund and Small-Cap Fund may, in the Advisor’s sole discretion, waive the minimum investment amounts listed above.

INVESTOR SHARES

Investor Shares are sold subject to a maximum front-end sales charge (load) of 3.00%, so that the term “offering price” includes the front-end sales charge (load). Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any broker-dealer authorized to sell Fund shares. Mid-Cap Fund and Small-Cap Fund may, in the Advisor’s sole discretion, waive such minimum investment amounts listed above.

CLASS A SHARES

Class A Shares may be purchased by any account managed by the Advisor and any other investor or any broker-dealer authorized to sell shares in the All-Cap Fund. The minimum initial investment is $1,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). All-Cap Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

Sales Charges

The public offering price of Investor Shares of Mid-Cap Fund and Small-Cap Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

Amount of Transaction At Public Offering Price	Sales Charge As % of Net Amount Invested	Sales Charge As % of Public Offering Price	Dealer Discounts and Brokerage Commissions as % of Public Offering Price
Less than $250,000	3.09%	3.00%	2.80%
$250,000 but less than $500,000	2.56%	2.50%	2.30%
$500,000 or more	2.04%	2.00%	1.80%

From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Reduced Sales Charges

Concurrent Purchases. For purposes of qualifying for a lower sales charge for Investor Shares, investors have the privilege of combining concurrent purchases of Mid-Cap Fund and Small-Cap Fund and any other series of the Trust affiliated with the Advisor and sold with a sales charge. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. The sales charge applicable to a purchase of Investor Shares is determined by adding the purchase price of shares to be purchased, including any concurrent purchases as described above, to the aggregate value (at the current offering price) of shares of the Mid-Cap Fund and Small-Cap Fund previously purchased and then owned, provided the Distributor is notified by such person or his/her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Investor Shares with an aggregate value of $50,000 and who currently owns shares of Mid-Cap Fund and Small-Cap Fund with a value of $200,000 would pay a sales charge of 2.50% of the offering price on the new investment and 3.00% on the amount previously invested.

Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the “Letter of Intent” section of the Fund Shares Application. Information about the “Letter of Intent” procedure, including its terms, is contained in the SAI.

Group Plans. Shares of the Mid-Cap Fund and Small-Cap Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members, or participants. Information about such arrangements is available from the Distributor.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for a shareholder to inform the Fund, the Distributor, or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated to obtain a reduced sales charge. A shareholder may be required to provide to the Fund, the Distributor, or his/her broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in accounts (e.g., retirement accounts) held by the shareholder at the Fund; (ii) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in accounts held by the shareholder at broker-dealers; and (iii) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in accounts held by related parties of the shareholder, such as members of the same family or certain qualified groups, at the Fund or at any broker-dealers.

See the SAI for additional information on reduced sales charges. Complete information regarding a Fund's sales charges, as well as information regarding reduced sales charges (such as concurrent purchases, rights of accumulation, letters of intent, and group plans) and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the internet since the Fund does not have an internet website; however, further information is available by calling the Fund at 1-888-626-3863.

Distribution of the Funds’ Shares

For the Investor Shares of the Mid-Cap Fund and Small-Cap Fund and Class A shares of the All-Cap Fund, each Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale and distribution of the Fund’s Investor Shares (this compensation is commonly referred to as “12b-1 fees”). Because the 12b-1 fees are paid out of the Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of fees such as sales loads.

For Mid-Cap Fund and Small-Cap Fund, the Distribution Plan provides that Mid-Cap Fund and Small-Cap Fund may pay annually up to 0.75% of the average daily net assets of the Mid-Cap Fund’s and Small-Cap Fund’s Investor Shares for activities primarily intended to result in the sale of the Mid-Cap Fund’s and Small-Cap Fund’s Investor Shares. For All-Cap Fund, the Distribution Plan provides that the All-Cap Fund may pay annually up to 0.35% of the average daily net assets of the All-Cap Fund’s Shares for activities primarily intended to result in the sale of the Fund’s Shares.

The Distribution Plan is known as a “compensation” plan because payments are made for services rendered to the Mid-Cap Fund and Small-Cap Fund with respect to Investor Shares and All-Cap Fund with respect to Class A shares regardless of the level of expenditures made by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and concerning their annual consideration of the Distribution Plan’s renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports with respect to the Investor Shares of Mid-Cap Fund and Small-Cap Fund and Class A shares of All-Cap Fund; (ii) the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Investor Shares of Mid-Cap Fund and Small-Cap Fund and Class A shares of All-Cap Fund; (iii) holding seminars and sales meetings designed to promote the distribution of the Investor Shares of Mid-Cap Fund and Small-Cap Fund and Class A shares of All-Cap Fund; (iv) obtaining information and providing explanations to wholesale and retail distributors of each Fund’s investment objectives and policies and other information about the Fund; (v) training sales personnel regarding the Investor Shares of Mid-Cap Fund and Small-Cap Fund and Class A shares of All-Cap Fund; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Shares of Mid-Cap Fund and Small-Cap Fund and Class A shares of All-Cap Fund. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Shares of Mid-Cap Fund and Small-Cap Fund and Class A shares of All-Cap Fund.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by a Fund in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. A Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of a Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. A Fund does not calculate net asset value on holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. A Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using a Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid- cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation; or (iv) the validity of a market quotation received is questionable. Pursuant to policies adopted by the Trustees, the Advisor consults with M3Sixty on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. A Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for the portfolio security using a Fund’s normal pricing procedures, and may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. To the extent a Fund invests in other open-end investment companies that are registered under the 1940 Act, the Fund’s net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for those companies explain the circumstances under which they will use fair value pricing and the effects of using such fair value pricing. The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

Additional information on each Fund’s valuation policies is available in the SAI.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for a Fund.

PURCHASING SHARES

You may make purchases directly from a Fund by mail or bank wire. Each Fund has also authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of a Fund. Orders will be deemed to have been received by a Fund when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by a Fund in good form. The orders will be priced at a Fund’s net asset value next computed after the orders are received by the authorized broker or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Each Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason or (ii) suspend its offering of shares at any time.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler’s checks will not be accepted by a Fund. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by a Fund and M3Sixty. The Fund will charge a $35 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the Fund in which you wish to invest to:

[Name of Fund in which you wish to invest]
Institutional Shares or Investor Shares or Class A Shares (please specify)
c/o M3Sixty Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met and we have not been notified by the IRS that the particular U.S. investor is subject to back-up withholding.

By sending your check to a Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or to add to an existing account by wire, please call the Fund at 1-888-626-3863 for instructions.

Subsequent Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum subsequent investment is $500. Before adding funds by bank wire, please call the Fund at 1-888-626-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest. The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. A Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), each Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information. If after opening the investor’s account the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If a Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

[Name of Fund in which you are invested]
Institutional Shares or Investor Shares or Class A Shares (please specify) c/o M3Sixty Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

Regular mail redemption requests should include the following:

(1)
Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of a Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

Each Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 816.817.3267). The confirmation instructions must include the following:

(1)	The name of the Fund and the designation of class (Institutional, Investor or Class A shares);
(2)	Shareholder(s) name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See “Signature Guarantees” below.

Each Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-888-626-3863. Redemption proceeds will only be sent to the financial institution account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of a Fund valued at $10,000 or more for Investor Shares and $250,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a balance of less than $250,000 for the Institutional Shares or $1,000 for the Investor Shares or Class A Shares (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days’ prior written notice. If the shareholder brings his/her account balance up to the applicable minimum for the share class during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. A Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein a Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Miscellaneous. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Each Fund reserves the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared. Each Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

PURCHASING OR REDEEMING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may purchase or redeem shares of a Fund through an authorized financial intermediary (such as a financial planner or advisor). To purchase or redeem shares based upon the net asset value of any given day, your financial intermediary must receive your order before the close of regular trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time. Your financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries may have agreements with a Fund that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day.

Each Fund is not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of a Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund’s mid-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as mid-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to discourage and to identify such activity by shareholders of the Fund. Under the Fund’s adopted policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, M3Sixty provides a daily record of shareholder trades to the Advisor. M3Sixty also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Fund’s policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The policy will not apply if the Advisor determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Advisor that a frequent purchase and redemption pattern was the result of an inadvertent error. In such a case, the Advisor may choose to accept further purchase and/or exchange orders for such investor account.

Intermediaries may apply frequent trading policies that differ from those described in this prospectus. If you invest with the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of the Fund’s shares, there is no guarantee that such trading will not occur.

OTHER IMPORTANT INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in a Fund.

Each Fund will distribute all or substantially all of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will generally be paid annually and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although a Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gain, or ordinary income. Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company. Any distribution resulting from such qualified dividend income received by each Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their Fund shares. Short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gain distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

At the time this prospectus was prepared, there were various legislative proposals under consideration that would amend the Internal Revenue Code. At this time, though, it is not possible to determine whether any of these proposals will become law and how these changes might affect the Funds or their shareholders.

Shareholders should consult with their own tax advisors to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss and holding period to the Internal Revenue Service on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Funds have chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax adviser with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following page are intended to help you understand the Funds’ financial performance for the previous five (5) fiscal years for Mid-Cap Fund and Small-Cap Fund or for the period and fiscal year(s) the All-Cap Fund has been in operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data in the table below have been derived from audited financial statements of each Fund and have been audited by BBD, LLP, an independent registered public accounting firm, whose report covering such years is incorporated by reference into the SAI. This information should be read in conjunction with each Fund’s latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund at 1-888-626-3863. Further information about the performance of each Fund is contained in the Annual Report of each Fund, a copy of which may also be obtained at no charge by calling the Fund.

	Mid-Cap Fund Institutional Shares For the Years Ended November 30,
	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Year	$22.93	$22.40	$22.34		$18.07	$16.56

Investment Operations:
Net investment income (loss)	(0.08) (a)	(0.07) (a)	(0.04	)(a)	- (b)	(0.06)
Net realized and unrealized gain on investments	2.37	1.39	1.99		5.36	1.57
Total from investment operations	2.29	1.32	1.95		5.36	1.51

Less Distributions:
From net realized capital gains	(2.34)	(0.76)	(1.89)		(1.09)	-
From return of capital	-	(0.03)	-		-	-
Total distributions	(2.34)	(0.79)	(1.89)		(1.09)	-

Net Asset Value, End of Year	$22.88	$22.93	$22.40		$22.34	$18.07

Total Return (c)	9.96%	5.91%	8.76%		29.66%	9.12%

Ratios/Supplemental Data
Net assets, End of Year (in 000's)	$18,616	$20,178	$19,081		$17,629	$14,048
Ratio of Gross Expenses to Average Net Assets (d)	1.64%	1.58%	1.62%		1.75%	1.80%
Ratio of Net Expenses to Average Net Assets (d)	1.50%	1.50%	1.50%		1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.33)%	(0.30)%	(0.18)%		0.01%	(0.33)%
Portfolio turnover rate	38.89%	24.64%	22.46%		24.43%	33.43%

(a)	Net investment income (loss) per share is based on average shares outstanding for the years ended November 30, 2016, November 30, 2015 and November 30, 2014.
(b)	Net investment income resulted in less than $0.01 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

	Mid-Cap Fund Investor Shares For the Years Ended November 30,
	2016		2015		2014		2013	2012
Net Asset Value, Beginning of Year	$18.89		$18.73		$19.06		$15.66	$14.46

Investment Operations:
Net investment loss	(0.21	)(a)	(0.21	)(a)	(0.18	)(a)	(0.11)	(0.16)
Net realized and unrealized gain on investments	1.95		1.16		1.74		4.60	1.36
Total from investment operations	1.74		0.95		1.56		4.49	1.20

Less Distributions:
From net realized capital gains	(2.34)		(0.76)		(1.89)		(1.09)	-
From return of capital	-		(0.03)		-		-	-
Total distributions	(2.34)		(0.79)		(1.89)		(1.09)	-

Net Asset Value, End of Year	$18.29		$18.89		$18.73		$19.06	$15.66

Total Return (b)	9.18%		5.09%		8.22%		28.66%	8.30%

Ratios/Supplemental Data
Net assets, End of Year (in 000's)	$652		$661		$577		$570	$435
Ratio of Gross Expenses to Average Net Assets (c)	2.39%		2.33%		2.37%		2.50%	2.55%
Ratio of Net Expenses to Average Net Assets (c)	2.25%		2.25%		2.25%		2.25%	2.25%
Ratio of Net Investment Loss to Average Net Assets	(1.08)%		(1.05)%		(0.93)%		(0.74)%	(1.08)%
Portfolio turnover rate	38.89%		24.64%		22.46%		24.43%	33.43%

(a)	Net investment loss per share is based on average shares outstanding for the years ended November 30, 2016, November 30, 2015 and November 30, 2014.
(b)
Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not include the impact of sales charges.

(c)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

	Small-Cap Fund Institutional Shares For the Years Ended November 30,
	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Year	$18.52	$21.50	$23.61		$17.76	$17.58

Investment Operations:
Net investment income (loss)	0.16 (a)	0.20 (a)	(0.04	)(a)	0.05	0.26
Net realized and unrealized gain (loss) on investments	1.91	(2.72)	(0.25)		6.72	1.09
Total from investment operations	2.07	(2.52)	(0.29)		6.77	1.35

Less Distributions:
From net investment income	(0.09)	(0.20)	-		(0.05)	(0.26)
In excess of net investment income	-	-	(0.02)		(0.04)	(0.05)
From net realized capital gains	(0.58)	(0.26)	(1.80)		(0.83)	(0.86)
Total distributions	(0.67)	(0.46)	(1.82)		(0.92)	(1.17)

Net Asset Value, End of Year	$19.92	$18.52	$21.50		$23.61	$17.76

Total Return (b)	11.23%	(11.72)%	(1.23)%		38.08%	7.65%

Ratios/Supplemental Data
Net assets, End of Year (in 000's)	$14,704	$13,837	$15.780		$16,099	$11,694
Ratio of Gross Expenses to Average Net Assets (c)	1.78%	1.70%	1.68%		1.85%	1.93%
Ratio of Net Expenses to Average Net Assets (c)	1.50%	1.50%	1.50%		1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.83%	0.98%	(0.17)%		0.23%	1.35%
Portfolio turnover rate	47.39%	30.91%	28.78%		28.46%	29.36%

(a)	Net investment income (loss) per share is based on average shares outstanding for the years ended November 30, 2016, November 30, 2015, November 30, 2014 and November 30, 2013.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(c)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

	Small-Cap Fund Investor Shares For the Years Ended November 30,
	2016	2015	2014		2013		2012
Net Asset Value, Beginning of Year	$17.42	$20.24	$22.40		$16.90		$16.78

Investment Operations:
Net investment income (loss)	0.09 (a)	0.12 (a)	(0.11	)(a)	(0.02	)(a)	0.21
Net realized and unrealized gain (loss) on investments	1.80	(2.54)	(0.25)		6.38		1.02
Total from investment operations	1.89	(2.42)	(0.36)		6.36		1.23

Less Distributions:
From net investment income	(0.09)	(0.14)	-		-		(0.19)
In excess of net investment income	-	-	-		(0.03)		(0.06)
From net realized capital gains	(0.58)	(0.26)	(1.80)		(0.83)		(0.86)
Total distributions	(0.67)	(0.40)	(1.80)		(0.86)		(1.11)

Net Asset Value, End of Year	$18.64	$17.42	$20.24		$22.40		$16.90

Total Return (b)	10.87%	(11.98)%	(1.59)%		37.63%		7.31%

Ratios/Supplemental Data
Net assets, End of Year (in 000's)	$320	$289	$324		$312		$156
Ratio of Gross Expenses to Average Net Assets (c)	2.53%	2.45%	2.43%		2.60%		2.68%
Ratio of Net Expenses to Average Net Assets (c)	1.84%	1.83%	1.83%		1.83%		1.83%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.49%	0.65%	(0.50)%		(0.10)%		1.02%
Portfolio turnover rate	47.39%	30.91%	28.78%		28.46%		29.36%

(a)	Net investment income (loss) per share is based on average shares outstanding for the years ended November 30, 2016, November 30, 2015, November 30, 2014 and November 30, 2013.
(b)
Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not include the impact of sales charges.

(c)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

	Wellington Shields All-Cap Fund Class A Shares
	For the Year Ended November 30,	For the Period Ended November 30, (a)
	2016	2015
Net Asset Value, Beginning of Year/Period	$10.69	$10.00

Investment Operations:
Net investment loss (b)	(0.01)	(0.05)
Net realized and unrealized gain on investments	0.13	0.79
Total from investment operations	0.12	0.74

Less Distributions:
From net realized capital gains	-	(0.05)
Total distributions	-	(0.05)

Net Asset Value, End of Year/Period	$10.81	$10.69

Total Return (c)	1.12%	7.40	%(e)

Ratios/Supplemental Data
Net assets, End of Year/Period (in 000's)	$9,503	$9,502
Ratio of Gross Expenses to Average Net Assets (d)	2.32%	2.55	%(f)
Ratio of Net Expenses to Average Net Assets (d)	1.50%	1.50	%(f)
Ratio of Net Investment Loss to Average Net Assets	(0.06)%	(0.48	)%(f)
Portfolio turnover rate	68.71%	76.31	%(e)

(a)	The Wellington Shields All-Cap Fund commenced operations on December 2, 2014.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(e)	Not annualized.
(f)	Annualized.

Privacy Notice

FACTS	WHAT DOES CAPITAL MANAGEMENT INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Capital Management Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Capital Management Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-888-626-3863

Who we are
Who is providing this notice?	Capital Management Investment Trust Wellington Shields & Co. LLC (Distributor) M3Sixty Administration, LLC (Administrator) Matrix 360 Distributors, LLC (Sub-Distributor)
What we do
How does Capital Management Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Capital Management Investment Trust collect my personal information?
We collect your personal information, for example, when you
▪ Open an account
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tells us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ Capital Management Associates, Inc., the investment adviser to the Capital Management Investment Trust, could be deemed to be an affiliate.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies
▪ Capital Management Investment Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Capital Management Investment Trust does not jointly market.

FOR MORE INFORMATION

Additional information about each Fund’s investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The Funds’ SAI has been filed with the Securities and Exchange Commission. The SAI (which is incorporated in its entirety by reference in this Prospectus) also contains additional information about each Fund.

To request a free copy of the SAI, a Fund’s annual and semi-annual reports and other information about the Fund, or to make inquiries about a Fund, write the Fund c/o M3Sixty Administration, LLC, 4520 Main Street, Suite 1425, Kansas City, MO 64111 or call the Fund at 1-888-626-3863.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number: 811-08822

CAPITAL MANAGEMENT INVESTMENT TRUST

CAPITAL MANAGEMENT MID-CAP FUND
INSTITUTIONAL SHARES – Ticker Symbol CMEIX
INVESTOR SHARES – Ticker Symbol CMCIX

CAPITAL MANAGEMENT SMALL-CAP FUND
INSTITUTIONAL SHARES – Ticker Symbol CMSSX
INVESTOR SHARES – Ticker Symbol CMSVX

WELLINGTON SHIELDS ALL-CAP FUND
CLASS A SHARES – Ticker Symbol WSCMX

Series of
Capital Management Investment Trust

STATEMENT OF ADDITIONAL INFORMATION
March 30, 2017

Capital Management Investment Trust
140 Broadway
New York, New York 10005
Telephone 1-888-626-3863

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the Capital Management Mid-Cap Fund (“Mid-Cap Fund” or “Fund”), Capital Management Small-Cap Fund (“Small-Cap Fund” or “Fund”) and Wellington Shields All-Cap Fund (“All-Cap Fund” or “Fund”) dated the same date as this SAI, relating to Mid-Cap Fund’s and Small-Cap Fund’s Institutional Shares and Investor Shares and All-Cap Fund’s Class A shares (“Prospectus”), and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Information from the Annual Reports to shareholders is incorporated by reference into this SAI. Copies of the Prospectus for each Fund and Annual Reports may be obtained at no charge by writing or calling a Fund at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

OTHER INVESTMENT POLICIES

Each Fund is a diversified series of the Capital Management Investment Trust (“Trust”), a registered open-end management investment company. The Trust was organized on October 18, 1994 as a Massachusetts business trust. The primary investment strategies and risks of each Fund are described in the Prospectus. In addition to the principal investment strategies discussed in the Funds’ Prospectus, a Fund may also employ the use of the financial instruments described below in order to achieve its objective. The strategies set forth below are not principal strategies of the Funds.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund’s investment program will be successful. Investors should carefully review the descriptions of each Fund’s investments and their risks described in this SAI and the Fund’s Prospectus.

Repurchase Agreements. A Fund may acquire U.S. government obligations or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale generally will normally occur within one to seven days of the purchase.

Repurchase agreements are considered “loans” under the Investment Company Act of 1940, as amended (“1940 Act”), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Each Fund’s investment adviser, Capital Management Associates, Inc. (“CMA” or “Advisor”) for Mid-Cap Fund and Small-Cap Fund and Wellington Shields Capital Management, LLC (“WSCM” or “Advisor”), will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, a Fund will retain or attempt to dispose of the collateral. A Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. A Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Money Market Instruments. Each Fund may acquire money market instruments. These may include U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When a Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and it is usually sold on a discounted basis rather than as an interest-bearing instrument. A Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“S&P”), or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, is of equivalent quality in the Advisor’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by a Fund only through the Master Note program of a Fund’s custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund.

Investment Companies. A Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds and exchange traded funds (“ETFs”). A Fund expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, a Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the Adviser waives its management fee in an amount necessary to offset any sales charge or service fee. A Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), a Fund may generally acquire shares of another investment company unless, immediately after such acquisition, a Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). To the extent the 3% Limitation applies to an investment a Fund wishes to make, a Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal. Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by a Fund under Section 12(d)(1)(F), then a Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy. Investments in other investment companies subject a Fund to additional operating and management fees and expenses. For example, a Fund’s investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to a Fund’s direct fees and expenses.

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Exchange Traded Funds. A Fund may invest in an exchange traded fund. An ETF is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase a Fund’s expenses. ETFs are also subject to the following risks that often do not apply to conventional investment companies: (1) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact a Fund’s net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that a Fund may acquire.

Derivative Instruments. The Small-Cap Fund and the Mid-Cap Fund (each a “Fund” for purposes of this section on “Derivatives Instruments”) may invest in derivative instruments, which are financial instruments whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset or security. Derivatives may be purchased for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. The Fund's transactions in derivative instruments may include, among others, the purchase and writing of options on securities.

Writing Covered Call Options. The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains in a segregated account with its custodian or as otherwise required by the rules of the exchange for the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

The writing of covered call options is considered to be a conservative investment technique. The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

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Writing Covered Put Options. The Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it may either: (i) maintain in a segregated account with its custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding; or (ii) have an offsetting position in another option such as a call option at a strike price equal to or less than the strike price of the put option that it has written.

The Fund will receive a premium from writing a put option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may also write straddles (combinations of puts and calls on the same underlying security).

Purchasing Put Options. The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security (a “protective put”) owned as a defensive technique to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For example, a put option may be purchased to protect unrealized appreciation of a security where it is desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

A put option will be recorded as an asset in the Fund’s statement of assets and liabilities, with its initial value set as the premium paid by the Fund when purchasing it. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option. The purchaser of a put option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise.

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Purchasing Call Options. The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indices. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund may also purchase call options on underlying securities it owns to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund’s current return. For example, where the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

A call option will be recorded as an asset in the Fund’s statement of assets and liabilities, with its initial value set as the premium paid by the Fund when purchasing it. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

Options Transactions Generally. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be required to exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker’s customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Advisor’s ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and its ability to select the proper time, type and duration of the options.

The Fund may purchase either exchange-traded or over-the-counter options on securities. With certain exceptions, over-the-counter options, and any assets used to cover them, are considered illiquid securities. The Fund’s ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

Short Sales. A Fund may commit up to 20% of its net assets in short sales, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, a Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. A Fund then sells the borrowed security to a buyer in the market. A Fund will cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender. Until the security is replaced, a Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. Short sales involve leverage, which may exaggerate a gain or loss. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses a Fund may be required to pay in connection with a short sale. The use of borrowing and short sales may cause a Fund to incur higher expenses (especially interest and dividend expenses) than those of other equity mutual funds. When a Fund makes a short sale, a Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) on a Fund’s books and/or in a segregated account at a Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest, and/or transaction costs due to the broker-dealer lender. In determining the amount to be segregated, any securities that have been sold short by a Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet a Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of a Fund’s short position obligations.

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In addition, a Fund may make short sales “against the box.” A short sale is against the box to the extent that a Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. If a Fund sells securities short against the box, it may protect unrealized gains, but it will lose the opportunity to profit on such securities if the price rises. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Foreign Securities. A Fund may invest directly in foreign securities traded on U.S. national exchanges or over-the-counter domestic exchanges; foreign securities represented by American Depositary Receipts (“ADRs”), as described below; and foreign securities traded on foreign exchanges. A Fund may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of a Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than would apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income that a Fund receives from its investments.

ADRs provide a method whereby a Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Funding Agreements. Within the limitations on investments in illiquid securities, a Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Illiquid Investments. A Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees of the Trust (each a “Trustee” and collectively, “Trustees”), the Advisor determines the liquidity of a Fund’s investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund’s investments, the Advisor may consider various factors including, among others: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

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Investments in illiquid securities may involve a high degree of business and financial risk and may result in substantial losses. Because of the illiquid nature of these securities, a Fund may take longer to liquidate these positions than would be the case for more liquid securities. A Fund’s investment in these illiquid securities is subject to the risk that should a Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their fair market value, the value of a Fund’s net assets could be adversely affected.

Restricted Securities. Within its limitation on investment in illiquid securities, a Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Forward Commitment & When-Issued Securities. A Fund may purchase securities on a when-issued basis or for settlement at a future date if a Fund holds sufficient assets to meet the purchase price. In such purchase transactions, a Fund will not accrue interest on the purchased security until the actual settlement. If a security is sold for a forward date, a Fund will accrue the interest until the settlement of the sale. When issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, a Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case, a Fund could incur a short-term gain or loss.

Borrowing. A Fund may borrow money from banks as a temporary measure (i) for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets or (ii) to meet redemption requests in amounts not exceeding 15% of its total assets. A Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets. In the event that a Fund should ever borrow money under these conditions, such borrowing could increase a Fund’s costs and thus reduce the value of a Fund’s assets.

Temporary Defensive Positions. As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and a Fund’s investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of a Fund’s assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of a Fund would indirectly pay both a Fund’s expenses and the expenses relating to those other investment companies with respect to a Fund’s assets invested in such investment companies. To the extent a Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, a Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

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INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, each Fund may not:

(1)
Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. Each Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

(2)
With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

(3)
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

(4)	Invest for the purpose of exercising control or management of another issuer;

(5)
Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(6)
Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

(7)
Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of a Fund’s net assets. Included within this amount, but not to exceed 2% of the value of a Fund’s net assets, may be warrants that are not listed on the New York or American Stock Exchange;

(8)	Participate on a joint or joint and several basis in any trading account in securities;

(9)	Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act; or

(10)	Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options.

The following investment limitations (except for #4 pertaining to loans) are not fundamental and may be changed without shareholder approval. The investment limitation #4 below pertaining to loans will not be changed without shareholder approval. As a matter of non-fundamental policy, each Fund may not:

(1)
Invest in securities of issuers that have a record of less than three years of continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

(2)	Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others,

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(a)	securities for which no readily available market exists or which have legal or contractual restrictions on resale,
(b)	fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and
(c)	repurchase agreements not terminable within seven days;

(3)
Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer’s securities; or

(4)	Make loans of money or securities, except that a Fund may invest in repurchase agreements.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e. percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to each Fund.

TRUSTEES AND OFFICERS. The Trustees are responsible for the management and supervision of each Fund. The Trustees set broad policies for each Fund and choose each Fund’s officers. The Trustees also approve all significant agreements between the Trust, on behalf of each Fund, and those companies that furnish services to each Fund; review performance of the Advisor and each Fund; and oversee activities of each Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances occur such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The following chart shows information for each Trustee, including the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) and the Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 140 Broadway, 44th Floor, New York, New York 10005.

Name and Year of Birth and Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Lucius E. Burch, III Year of Birth: 1941	Trustee	Since 12/94	Chairman and Chief Executive Officer (since 1982) of Burch Investment Group, formally Massey Burch Investment Group, Inc. (venture capital firm).	3	None
Paul J. Camilleri Year of Birth: 1947	Trustee	Since 2/07	Arbitrator for the Financial Industry Regulatory Authority, Inc. (since 2001).	3	None
Anthony J. Walton Year of Birth: 1942	Trustee	Since 12/94	Vice Chairman-Americas (since 2005) of Standard Chartered Bank (commercial bank); Chief Executive Officer (since 1995) of Armstrong Holdings Corporation (private investment and corporate finance advisory firm).	3	None

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Name and Year of Birth and Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees*
David V. Shields Year of Birth: 1939**	Trustee	Since 12/94	Director (since 1982) of Capital Management Associates, Inc. (registered investment adviser to Mid-Cap Fund and Small-Cap Fund); Vice-Chairman and Managing Member (since December 2009) of Wellington Shields & Co., LLC (broker/dealer and distributor to each Fund); Managing Member (since December 2009) of Wellington Shields Capital Management, LLC (registered investment adviser to All-Cap Fund).	3	None
J.V. Shields, Jr. Year of Birth: 1938**	Chairman and Trustee	Since 12/94	Chairman (since 1982) of Capital Management Associates, Inc.; Chairman and Managing Member (since December 2009) of Wellington Shields & Co., LLC; Chairman (since December 2009) of Wellington Shields Capital Management, LLC.	3	Director (since 1989) of Flower Foods, Inc. (food company); formerly, Chairman of Board of Trustees – BBH Trust for the 4 series of the trust (registered investment companies) (since 1990).
Officers
W. Jameson McFadden Year of Birth: 1981	President, Principal Executive Officer and Principal Financial Officer and Secretary	Since 2016
President, Capital Management Associates, Inc. (2014-present); Secretary, Wellington Shields Capital Management, LLC (2009 to present); Secretary and Treasurer (2010-2014) and Analyst (2006-2010), Capital Management Associates, Inc.
				N/A	N/A
Stephen Portas Year of Birth: 1969	Chief Compliance Officer	Since 3/14	Chief Compliance Officer (since 2013) and Vice President (since 2011) of CMA; Chief Compliance Officer (2000-2011) of Midwood Securities (broker-dealer).	N/A	N/A
Larry E. Beaver, Jr. M3Sixty Administration, LLC 4520 Main Street Suite 1425 Kansas City MO 64111 Year of Birth: 1969	Treasurer and Assistant Secretary	Since 5/08	Director of Fund Accounting & Administration, M3Sixty Administration, LLC (the Funds’ administrator) (2005-present).	N/A	N/A

*
Basis of Interestedness: David V. Shields and J.V. Shields, Jr. are Interested Trustees because they are officers and principal owners of Capital Management Associates, Inc., Mid-Cap Fund’s and Small-Cap Fund’s investment adviser, and Wellington Shields & Co., LLC, each Fund’s distributor.

**	David V. Shields and J.V. Shields, Jr. are brothers.

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Board Structure. The Trust’s Board includes three Independent Trustees and two Interested Trustees. Mr. J.V. Shields, an Interested Trustee and Chairman and CEO of the Advisor, serves as its Chairman of the Board. The Board has established four standing committees: an Audit Committee, a Nominating Committee, a Proxy Voting Committee and a Qualified Legal Compliance Committee. These standing committees are comprised entirely of the Independent Trustees. Other information about these standing committees is set forth below. The Board does not have a single lead Independent Trustee, although one of the Independent Trustees serves as Chairman of the Audit Committee. The Board has determined that the Board’s structure is appropriate given the characteristics, size and operations of the Trust. The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management. The Board reviews its structure annually.

With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year. The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Fund’s adviser, administrator, transfer agent and distributor, and receives an annual report from the Trust’s Chief Compliance Officer (“CCO”). The Audit Committee also meets with the Trust’s independent registered public accounting firm on an annual basis, to discuss among other things, the internal control structure of the Trust’s financial reporting function. When appropriate, the Board may hold special meetings or communicate directly with Trust management, the CCO, the Trust’s third party service providers, legal counsel or independent registered public accounting firm to address matters arising between regular board meeting or needing special attention. In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and, if necessary, correct violations of federal securities laws.

Qualification of Trustees. The Trust believes that each of the Trustees has the appropriate experience, qualifications, attributes and skills (collectively “Trustee Attributes”) to continue to serve as a trustee to the Trust in light of the Trust’s business and structure. Among the Trustee Attributes common to each of the Trustees are their ability to evaluate, question and discuss information about the Fund, to interact effectively with the other Trustees, Trust management, the CCO and Trust third party service providers, legal counsel and the independent registered public accounting firm, and exercise business judgment in the performance of their duties as Trustees. Each of the Trustees also has served on the Board for a number of years and thus has gained substantial mutual fund board experience and insight as to the business and operations of a mutual fund, including the Fund and Trust.

In addition to the Trustee Attributes listed above, each of the Trustees has additional Trustees Attributes including, among other things, the Trustee Attributes as provided in the “Trustees and Executive Officers” table above and as follows:

Mr. Burch has experience in and knowledge of the financial industry as chairman and Chief Executive Officer of a venture capital firm. Mr. Camilleri has experience in and knowledge of the financial industry in his role as an arbitrator for the Financial Industry Regulatory Authority and as a former consultant for a broker/dealer. Mr. Walton has experience in and knowledge of the financial industry as a vice-chairman of a commercial bank and as chief executive officer of a private investment and corporate finance advisory firm. Mr. David Shields has experience in and knowledge of the financial industry as a Director of CMA and vice-chairman of the broker-dealer which serves as the distributor for the Fund. Mr. J.V. Shields has experience in and knowledge of the financial industry as the Chairman of CMA and chairman of the broker-dealer which serves as the distributor for the Funds. In addition, he served as Chairman and trustee of The BBH Funds, the Brown Brothers Harriman mutual funds group, from 1990 to 2014 and as a director of a NYSE listed company.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Trustees have established the following standing committees:

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Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met two times during the Fund’s last fiscal year.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund’s last fiscal year. The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board of Trustees or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board of Trustees as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to the which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Qualified Legal Compliance Committee: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Beneficial Equity Ownership Information. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2016 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Director		Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Trustees
Lucius E. Burch, III	Mid-Cap Fund	A
	Small-Cap Fund	A
	All-Cap Fund	A
A
Paul J. Camilleri	Mid-Cap Fund	A
	Small-Cap Fund	A
	All-Cap Fund	A
A
Anthony J. Walton	Mid-Cap Fund	D
	Small-Cap Fund	D
	All-Cap Fund	D
D
Interested Trustees
David V. Shields	Mid-Cap Fund	E
	Small-Cap Fund	E
	All-Cap Fund	E
E
J.V. Shields, Jr.	Mid-Cap Fund	E
	Small-Cap Fund	E
	All-Cap Fund	D
E

*	Family of Investment Companies includes Mid-Cap Fund, Small-Cap Fund and All-Cap Fund.

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Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2016, none of the Independent Trustees and/or their immediate family members owned securities of the Advisor, Wellington Shields & Co., LLC (the “Distributor”), or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation. Trustees and officers of the Trust who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Other Trustees will receive an annual fee of $2,000 per fund each year plus $500 per Fund per meeting attended in person and $300 per Fund per meeting attended by telephone. The Trust will also reimburse each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings. The table below reflects the amount of compensation received by each Trustee for the fiscal year ended November 30, 2016.

Name of Trustee*	Aggregate Compensation per Fund from Mid-Cap, Small-Cap and All-Cap Funds**	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds and Trust Paid to Trustees*
Lucius E. Burch, III	$3,200	None	None	$9,600
Paul J. Camilleri	$4,000	None	None	$12,000
Anthony J. Walton	$3,600	None	None	$10,800
David V. Shields	None	None	None	None
J.V. Shields, Jr.	None	None	None	None

*	Each of the Trustees serves as a Trustee to the three Funds of the Trust.
**	Figures are for the year ended November 30, 2016.

Codes of Ethics. The Trust, the Advisors and the Distributor have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisors and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by each Fund (which securities may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Anti-Money Laundering Program. The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent each Fund from being used for money laundering or the financing of terrorist activities. The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of each Fund’s service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

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Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to each Advisor the authority to vote proxies for each Fund, subject to oversight of the Trustees. A copy of the Trust’s Proxy Voting and Disclosure Policy and each Advisor’s Proxy Voting Policy and Procedures are included as Appendix A to this SAI.

No later than August 31 of each year, each Fund must file Form N-PX with the SEC. Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30. Each Fund’s proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling each Fund at 1-888-626-3863. This information is also available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES. As of March 15, 2017, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the then outstanding shares of the Investor Class and Institutional Class shares of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any Class of the Fund as of March 15, 2017.

Mid-Cap Fund
Institutional Shares

Name and Address of Principal Holder	Percentage Owned of Record
First Clearing Corporation Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	27.06%
First Clearing Corporation Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	15.89%
First Clearing, LLC Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	10.88%
First Clearing Corporation Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	6.56%
First Clearing Corporation Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	5.02%

Investor Shares

Name and Address of Principal Holder	Percentage Owned of Record
First Clearing, LLC Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	10.92%
James E. Egan Marianne P. Egan JTWROS 9 Plymouth Road Rye, NY 10580	10.13%
Ruth Mason US Bank, N.A./Ruth Mason IRA 47 Ardale Road Paramus, NJ 07652-2601	6.88%
William J. Hone Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	5.04%

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Small-Cap Fund
Institutional Shares

Name and Address of Principal Holder	Percentage Owned of Record
First Clearing Corporation Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	33.10%
First Clearing, LLC 314 Gordon Avenue Thomasville, GA 31792-6642	21.11%
First Clearing, LLC Capital Management Assoc. 210 El Brillo Way Palm Beach, FL 33480-4728	7.32%
First Clearing Corporation Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	6.20%
First Clearing, LLC Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	5.27%

Investor Shares

Name and Address of Principal Holder	Percentage Owned of Record
First Clearing, LLC Shields & Company Firm Investment 140 Broadway New York, NY 10005-1101	59.73%
William J. Hone Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	7.95%

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All-Cap Fund
Class A Shares

Name and Address of Principal Holder	Percentage Owned of Record
Wells Fargo Bank FBO 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	11.18%
First Clearing, LLC Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	10.82%
Paul Gulden Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	9.73%
First Clearing, LLC Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	8.69%

INVESTMENT ADVISERS. Information about CMA, 140 Broadway, New York, New York 10005 and its duties and compensation as Advisor to the Mid-Cap Fund and Small-Cap Fund and WSCM also located at 140 Broadway, New York, New York 10003 and its duties and compensation as Advisor to the All-Cap Fund is contained in the Funds’ Prospectus. Each Advisor supervises each Fund’s investments pursuant to the investment advisory agreement for the Fund (“Advisory Agreement”). The Advisory Agreement is effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund’s outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Each Advisor manages each Fund’s investments in accordance with the stated policies of each Fund, subject to the approval of the Trustees. Each Advisor is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.

The portfolio managers for each Fund are Alexander L.M. Cripps, CFA, and W. Jameson McFadden. Messrs. Cripps and McFadden are primarily and jointly responsible for the daily operations of each Fund. They are assisted by Paul Gulden, co-Chief Investment Officer of the WSCM.

The principal shareholders of CMA are J.V. Shields, Jr. and David V. Shields, both Interested Trustees of the Trust. The officers and directors of CMA control CMA through ownership. Affiliates of CMA also control Wellington Shields & Co., LLC, the Distributor. Under the Advisory Agreement, an Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

As compensation for its services to the Mid-Cap Fund, CMA receives a monthly management fee based on the Mid-Cap Fund’s daily net assets at an annual rate of 1.00% of the first $100 million of the Fund’s net assets, 0.90% of the next $150 million, 0.85% of the next $250 million and 0.80% of all assets over $500 million. For the fiscal year ended November 30, 2016, CMA received $155,717 of its fee after waiving $25,601 of its fee. For the fiscal year ended November 30, 2015, CMA received $188,024 of its fee after waiving $16,330 of its fee. For the fiscal year ended November 30, 2014, CMA received $168,274 of its fee after waiving $22,192 of its fee.

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As compensation for its services to the Small-Cap Fund, CMA receives a monthly management fee based on the Small-Cap Fund’s daily net assets at the annual rate of 1.00% of the first $100 million of the Fund’s net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million. For the fiscal year ended November 30, 2016, CMA received $98,465 of its fee after waiving $38,487 of its fee. For the fiscal year ended November 30, 2015, CMA received $122,762 of its fee after waiving $30,477 of its fee. For the fiscal year ended November 30, 2014, CMA received $136,126 of its fee after waiving $28,969 of its fee.

As compensation for its services to the All-Cap Fund, WSCM receives a monthly management fee based on the All-Cap Fund’s daily net assets at an annual rate of 1.00%. For the period December 2, 2014 through November 30, 2015, WSCM did not receive compensation after waiving $68,322 of its fee and reimbursing $9,915 of expenses. For the fiscal year ended November 30, 2016, WSCM received $16,816 of its fee after waiving $76,719 of its fee.

Portfolio Managers:

Compensation. The portfolio managers of the Funds are W. Jameson McFadden and Alexander L.M. Cripps, CFA. Their compensation consists of a fixed annual salary. The portfolio managers’ compensation is not linked to any specific factors, such as a Fund’s performance or asset level.

Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of November 30, 2016 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Capital Management Mid-Cap Fund	Dollar Range of Equity Securities in the Capital Management Small-Cap Fund	Dollar Range of Equity Securities in the Wellington Shields All-Cap Fund
W. James McFadden	F	E	E
Alexander L.M. Cripps, CFA	A	A	C

Other Accounts. Other than each Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of November 30, 2016:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
W. Jameson McFadden	0	$0	0	$0	24	$53.5
Accounts where advisory fee is based upon account performance	0	$0	0	$0	0	$0
Alexander L.M. Cripps, CFA	0	$0	0	$0	22	$49.2
Accounts where advisory fee is based upon account performance	0	$0	0	$0	0	$0

*
Mr. McFadden manages seven Other Accounts holding $8.9 million; Mr. Cripps manages nine Other Accounts holding $4.6 million; and Messrs. McFadden and Cripps co-manage 15 Other Accounts holding $44.6 million.

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Conflicts of Interests. The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include pension plans, foundations, endowments, mutual funds, and private clients (collectively, the “Other Accounts”). The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio manager’s management of other accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. The portfolio manager knows the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Fund, or vice versa.

Investment Opportunities: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The portfolio manager works across different investment products. Differences in the compensation structures of the Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

ADMINISTRATOR AND TRANSFER AGENT. M3Sixty Administration, LLC (“M3Sixty”), 4520 Main Street Suite 1425 Kansas City, MO 64111, provides accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Trust pursuant to an Investment Company Services Agreement (the “Services Agreement”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; and (j) maintaining shareholder account records.

During the fiscal year ended November 30, 2016, Mid-Cap Fund paid M3Sixty $56,301 under the Services Agreement for fund administration, fund accounting and transfer agent services. During the fiscal year ended November 30, 2015, Mid-Cap Fund paid M3Sixty $61,668 under the Services Agreement for fund administration, fund accounting and transfer agent services. During the fiscal year ended November 30, 2014, Mid-Cap Fund paid M3Sixty $57,628 under the Services Agreement for fund administration, fund accounting and transfer agent services.

During the fiscal year ended November 30, 2016, Small-Cap Fund paid M3Sixty $47,428 under the Services Agreement for fund administration, fund accounting and transfer agent services. During the fiscal year ended November 30, 2015, Small-Cap Fund paid M3Sixty $51,444 under the Services Agreement for fund administration, fund accounting and transfer agent services. During the fiscal year ended November 30, 2014, Small-Cap Fund paid M3Sixty $52,553 under the Services Agreement for fund administration, fund accounting and transfer agent services.

During the fiscal year ended November 30, 2016, All-Cap Fund paid M3Sixty $33,881 under the Services Agreement for fund administration, fund accounting and transfer agent services. For the period December 2, 2014 through November 30, 2015, All-Cap Fund paid M3Sixty $30,523 under the Services Agreement for fund administration, fund accounting and transfer agent services.

Unless sooner terminated as provided therein by either the Trust or M3Sixty, the Services Agreement between the Trust and M3Sixty will continue on a year-to-year basis.

DISTRIBUTOR. Wellington Shields & Co., LLC (“Distributor”), 140 Broadway, New York, New York 10005, is the principal underwriter and distributor of Fund shares pursuant to a Distribution Agreement with the Trust. The Distributor, which is affiliated with the Advisors, serves as exclusive agent for the distribution of the shares of the Funds. The Distributor may sell such shares to or through qualified securities dealers or others. The Distributor receives commissions consisting of that portion of the sales charge for Investor Shares remaining after the discounts that it allows to dealers.

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For the fiscal year ended November 30, 2016, the aggregate amount of sales charges paid on the sale of Investor Shares of the Mid-Cap Fund was $0, from which the Distributor retained sales charges of $0. For the fiscal year ended November 30, 2015, the aggregate amount of sales charges paid on the sale of Investor Shares of the Mid-Cap Fund was $6,422, from which the Distributor retained sales charges of $444. For the fiscal year ended November 30, 2014, the aggregate amount of sales charges paid on the sale of Investor Shares of the Mid-Cap Fund was $1,227, from which the Distributor retained sales charges of $80. J.V. Shields, Jr. and David V. Shields, both affiliated persons of the Fund, are also affiliated persons of the Advisor and the Distributor.

For the fiscal year ended November 30, 2016, the aggregate amount of sales charges paid on the sale of Investor Shares of the Small-Cap Fund was $0, from which the Distributor retained sales charges of $0. For the fiscal year ended November 30, 2015, the aggregate amount of sales charges paid on the sale of Investor Shares of the Small-Cap Fund was $105, from which the Distributor retained sales charges of $7. For the fiscal year ended November 30, 2014, the aggregate amount of sales charges paid on the sale of Investor Shares of the Small-Cap Fund was $557, from which the Distributor retained sales charges of $36.

For the fiscal year ended November 30, 2016, there were no sales charges paid on the sale of Class A shares. For the period December 2, 2014 through November 30, 2015, there were no sales charges paid on the sale of Class A shares.

Each Fund has adopted an Amended and Restated Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Investor Shares for Mid-Cap Fund and Small-Cap Fund and Class A shares for All-Cap Fund (see “Investing in the Fund – Investor Shares - Distribution of the Fund’s Shares” in the Prospectus). As required by Rule 12b-1, the Plan (together with the Distribution Agreement) has been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement.

Potential benefits of the Plan to a Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plan must be considered by the Trustees annually.

Under the Plan, Mid-Cap Fund may expend up to 0.75% of the Investor Shares’ average daily net assets annually to finance any activity primarily intended to result in the sale of Investor Shares. For the fiscal year ended November 30, 2016, the Fund incurred distribution and service fees under the Plan in the amount of $4,617 (with no fees waived by the Distributor). This amount was primarily used for expenses related to distributing and marketing the Fund.

Under the Plan, Small-Cap Fund may expend up to 0.75% of the Investor Shares’ average daily net assets annually to finance any activity primarily intended to result in the sale of Investor Shares. For the fiscal year ended November 30, 2016, the Fund incurred distribution and service fees under the Plan in the amount of $2,181, of which $1,206 was waived. This amount was primarily used for expenses related to distributing and marketing the Fund.

Under the Plan, All-Cap Fund may expend up to 0.35% of the Fund’s average daily net assets annually to finance any activity primarily intended to result in the sale of Fund Shares. For the fiscal year ended November 30, 2016, the Fund incurred distribution and service fees under the Plan in the amount of $32,737, of which $0 was waived. This amount was primarily used for expenses related to distributing and marketing the Fund.

The Plan is of a type of plan known as a “compensation” plan because payments are made for services rendered to Mid-Cap Fund and Small-Cap Fund with respect to Investor Shares and to All-Cap Fund with respect to Class A shares regardless of the level of expenditures made by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of the Plan’s renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports for prospective shareholders with respect to the Investor Shares or Class A shares, as applicable, of the Fund; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Investor Shares or Class A shares, as applicable, of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of the Fund’s Investor Shares or Class A shares, as applicable; (iv) obtaining information and providing explanations to wholesale and retail distributors of Fund shares regarding the Fund’s investment objectives and policies and other information about the Fund; (v) training sales personnel regarding Investor Shares or Class A shares, as applicable, of the Fund; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Shares. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Shares or Class A shares, as applicable.

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SUB-DISTRIBUTOR. The Trust and the Distributor have entered into a Sub-Distribution Agreement with Matrix 360 Distributors, LLC (“Sub-Distributor”) under which the Sub-Distributor provides certain assistance to the Distributor in connection with processing purchases, redemptions and other transactions involving shares of the Funds through the National Securities Clearing Corporation. Under the terms of the Sub-Distribution Agreement, the Distributor is responsible for paying the Sub-Distributor for its services.

CUSTODIAN. U.S. Bank, N.A., (“Custodian”), 425 Walnut Street, Cincinnati, OH 45202, serves as custodian for the Funds’ assets. The Custodian acts as the depository for a Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trustees have selected the firm of BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, to serve as the independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, prepare the Funds’ federal and state tax returns, and consult with the Funds on matters of accounting and federal and state income taxation.

The independent registered public accounting firm audits the financial statements of the Funds at least once each year. Shareholders will receive annual audited and semi-annual unaudited reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM located at 11300 Tomahawk Creek Parkway, Suite 310, Leawood, KS 66211, serves as legal counsel to the Trust and the Funds.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, each Fund’s Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

The annualized portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and a Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of a Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases of money market instruments by a Fund are made from dealers, underwriters, and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

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Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

Each Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. Each Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

Each Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer’s execution and not on its sales efforts. The Advisor is authorized to cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries; general summaries of groups of stocks or bonds and their comparative earnings and yields; or broad overviews of the stock, bond, and government securities markets; and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions affected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor, an affiliate of the Advisor) if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in, or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Funds will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner that the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

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For the fiscal years ended November 30, 2016, 2015 and 2014, the Mid-Cap Fund paid brokerage commissions of $17,683, $12,150 and $16,050, respectively, of which $17,683, $12,150 and $16,050, respectively, were paid to the Distributor. For the fiscal years ended November 30, 2016, 2015 and 2014, transactions in which the Mid-Cap Fund used the Distributor as broker involved 100%, 100% and 100% respectively, of the aggregate dollar amount of transactions involving the payment of commissions and 100%, 100% and 100%, respectively, of the aggregate brokerage commissions paid by the Mid-Cap Fund.

For the fiscal years ended November 30, 2016, 2015 and 2014, the Small-Cap Fund paid brokerage commissions of $34,057, $20,223 and $26,695, respectively, of which $34,057, $20,223 and $26,695, respectively, were paid to the Distributor. For the fiscal years ended November 30, 2016, transactions in which the Small-Cap Fund used the Distributor as broker involved 100%, 100% and 100%, respectively, of the aggregate dollar amount of transactions involving the payment of commissions and 100%, 100% and 100%, respectively, of the aggregate brokerage commissions paid by the Small-Cap Fund.

For the fiscal year ended November 30, 2016 and period December 2, 2014 through November 30, 2015, the All-Cap Fund paid brokerage commissions of $13,113 and 19,858, respectively, of which $13,113 and $19,858 were paid to the Distributor. For the fiscal year ended November 30, 2016 and period December 2, 2014 through November 30, 2015, transactions in which the All-Cap Fund used the Distributor as broker involved 100% and 100%, respectively, of the aggregate dollar amount of transactions involving the payment of commissions and 100% and 100%, respectively, of the aggregate brokerage commissions paid by the All-Cap Fund.

SPECIAL SHAREHOLDER SERVICES

The Funds offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are generally not issued.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) that will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more for Investor Shares and $250,000 or more for Institutional Shares may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”). A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Investing in the Fund – Redeeming Your Shares - Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60-days’ written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-888-626-3863 or by writing to:

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[Your Fund]
c/o M3Sixty Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

PURCHASES IN KIND. The Fund may accept securities in lieu of payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Fund – Purchase and Redemption Price” in the Prospectus.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown above. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading “Investing in the Fund – Redeeming Shares - Signature Guarantees”); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund’s policy, the Fund and Advisor generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-888-626-3863. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, that are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or Advisor may share non-public portfolio holdings information with the Fund’s service providers, that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, proxy voting services (as identified in the Advisor’s Proxy Voting Policy included in Appendix A to this SAI), independent registered public accounting firm and legal counsel as identified in the Fund’s Prospectus and SAI, and financial typesetters and printers such as V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.), Riverside Printing, Inc., PrinterLink Communications Group, Inc. and Filepoint EDGAR Services, that the Fund may engage for, among other things, the edgarizing, typesetting, the printing and/or distribution of regulatory and compliance documents. The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

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The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received subject to the order being received by the Fund in good form. Net asset value per share is calculated for purchases and redemptions of shares of the Fund by dividing the value of total Fund assets, less liabilities (including Fund expenses, that are accrued daily), by the total number of outstanding shares of that Fund, plus a sales charge for the Investor Shares as more fully described in the Prospectus for Investor Shares. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”) on days the NYSE is open for regular trading (currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier) as described under “Net Asset Value” below. The Fund’s net asset value per share is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day. The basis for determining the sales charge applicable to a purchase of Investor Shares and how the sales charge is distributed between the Distributor and other dealers is described in the Prospectus for Investor Shares under “Investing in the Fund – Purchasing Shares.”

The Fund reserves the right in its sole discretion to (i) suspend the offering of its shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. In keeping with this purpose, a reduced minimum initial investment of $1,000 applies to Trustees, officers, and employees of the Fund; the Advisor and certain parties related thereto; including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. To encourage investment in the Fund, the Fund may also sell shares at net asset value without a sales charge to such persons. Accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

SALES CHARGES. The public offering price of Investor Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

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Amount of Transaction At Public Offering Price	Sales Charge As % of Net Amount Invested	Sales Charge As % of Public Offering Price	Dealer Discount and Brokerage Commissions as % of Public Offering Price
Less than $250,000	3.09%	3.00%	2.80%
$250,000 but less than $500,000	2.56%	2.50%	2.30%
$500,000 or more	2.04%	2.00%	1.80%

From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor.

DEALERS. The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as FINRA. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES

Concurrent Purchases. For purposes of qualifying for a lower sales charge for Investor Shares, investors have the privilege of combining concurrent purchases of the Fund and one or more future series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in one of the other series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $250,000, and purchases Investor Shares in the Fund at the total public offering price of $250,000, the sales charge would be that applicable to a $500,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase Investor Shares at the public offering price applicable to the total of (i) the total public offering price of the Investor Shares of the Fund then being purchased plus (ii) an amount equal to the then current net asset value of the purchaser’s combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent. Investors may qualify for a lower sales charge for Investor Shares by executing a letter of intent. A letter of intent allows an investor to purchase Investor Shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser’s combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

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The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required, (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor’s cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the Investor Shares Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments. Within 90 days after a redemption of Investor Shares, Investors may reinvest the proceeds from the redemption without a sales charge in either Investor Shares or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge. If the other Class or Fund charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. The shares of the Class or Fund to be acquired must also be registered for sale in the investor’s state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption; although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single “person,” including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a “qualified group.” The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a “company,” as defined in the 1940 Act, that has been in existence for more than six months and that has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the “related parties” of such company. For purposes of this paragraph, a “related party” of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

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Sales at Net Asset Value. To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees; officers and employees of the Trust, Fund, and Advisor; and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor. Clients of investment advisors and financial planners may also purchase Investor Shares at net asset value if the investment advisor or financial planner has made arrangements to permit them to do so with the Distributor. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

EXCHANGE FEATURE. Investors may exchange shares of the Fund for shares of any other comparable series of the Trust. Shares of the Fund may be exchanged at the net asset value plus the percentage difference between that series’ sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor’s name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional Shares. A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund’s refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days’ prior notice. The Trustees also reserve the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days’ written notice to the shareholders.

REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

In addition to the situations described in the Prospectus under “Investing in the Fund – Redeeming Your Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to Fund shares as provided in the Prospectus from time to time or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

REDEMPTIONS IN KIND. A Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein a Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

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NET ASSET VALUE

The net asset value per share of each class of shares of the Fund (“Class”) normally is determined at the time regular trading closes on the NYSE, currently 4:00 p.m., New York time, Monday through Friday, except when the NYSE closes earlier. The Fund’s net asset value per share of each Class of shares is not calculated on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value per share of each Class of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income; realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments; any funds or payments derived from any reinvestment of such proceeds; and a portion of any general assets of the Trust not belonging to a particular investment fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, that are normally allocated in proportion to the number of or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approve such allocation. Subject to the provisions of the Trust’s Amended and Restated Declaration of Trust (“Declaration of Trust”), determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing the Fund’s total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL TAX INFORMATION

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting a Fund and its shareholders (including shareholders owning large positions in a Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in a Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Funds are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Funds that is for U.S. federal income tax purposes:

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•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Funds that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Funds, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Funds shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC. The Funds intend to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Funds will qualify as a RIC if, among other things, they meet the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, a Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by a Fund in the same manner as realized by the partnership or trust.

If a RIC fails this 90% source-of-income test it is no longer subject to a 35% penalty as long as such failure was due to reasonable cause and not willful neglect. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, each Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.  Such cure right is similar to that previously and currently permitted for a REIT.

Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 35%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

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If a Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by a Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%). The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Funds will generally be subject to a nondeductible 4% federal excise tax on the portion of their undistributed ordinary income with respect to each calendar year and undistributed capital gains if they fail to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of a Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of a Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years. The Funds generally intend to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, do not expect to be subject to this excise tax.

The Funds may be required to recognize taxable income in circumstances in which they do not receive cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in a Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

To the extent that the Funds have capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support a Fund’s distribution of Capital Gain Dividends. If a Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if such a Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

A RIC is generally permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to such date, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Funds, if any, prior to distributing such gains to shareholders.

Gain or loss realized by the Funds from the sale or exchange of warrants acquired by the Funds as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long a Fund held a particular warrant. Upon the exercise of a warrant acquired by the Funds, a Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Funds will qualify as RICs for each taxable year.

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Failure to Qualify as a RIC. If a Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to a Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of a Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, a Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which a Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, a Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which a Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by the Funds from their investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Funds) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by a Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 20%. Distributions in excess of a Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). The Funds are not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions. The Forms 1099 will instead serve this notice purpose.

As a RIC, each Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Funds intend in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Funds may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Funds make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Funds in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

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The Funds intend to distribute all realized capital gains, if any, at least annually. If, however, a Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of a Fund generally are taxable events. U.S. shareholders should consult their own tax advisor with reference to their individual circumstances to determine whether any particular transaction in the shares of a Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of a Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of a Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

Federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds selected the Average Cost method as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, each Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

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Pay-In-Kind Securities. Payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Tax-Exempt Shareholders. A tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could potentially subject a Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

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Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. A Fund does not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

Foreign Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

A regulated investment company generally is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If a Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.

A Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently report their dividends as interest-related or short-term capital gain dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of a Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

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Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2012, this “look-through” USRPI treatment for distributions by a Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Funds do not expect to be a USRPHC. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Funds.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in a Fund should consult their tax advisers in this regard.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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Shareholder Reporting Obligations With Respect to Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Funds’ “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

Other Reporting and Withholding Requirements. Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by a Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Funds and their shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

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Foreign Account Tax Compliance Act. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Possible Federal Tax Legislation. At the time that this SAI is being prepared, there are various legislative proposals under consideration that would amend the Internal Revenue Code. At this time, it is not possible to determine whether any of these proposals will become law and how such changes might affect the Funds or their shareholders.

CAPITAL SHARES AND VOTING

The Declaration of Trust authorizes the issuance of shares in two or more series. Currently, the Trust consists of three series: Capital Management Mid-Cap Fund, Capital Management Small-Cap Fund and Wellington Shields All-Cap Fund. Each of Capital Management Mid-Cap Fund and Capital Management Small-Cap Fund is divided into two Classes (“Institutional Shares” and “Investor Shares”) as described in the prospectus for each series. Wellington Shields All-Cap Fund has only one Class (“Class A Shares”) as described in its prospectus. Shares of each Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The rights of shareholders may not be modified by less than a majority vote. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders. Shareholders holding not less than 10% of the shares then outstanding may require the Trustees to call a meeting, and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

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The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his/her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exception stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Under Massachusetts law, a shareholder of a Massachusetts business trust may be held liable as a partner under certain circumstances. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for its acts or obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. In addition, the operation of the Fund as an investment company would not likely give rise to liabilities in excess of its assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended November 30, 2016, including the financial highlights that appear in the Funds’ Annual Report to Shareholders, are incorporated herein by reference and made a part of this document.

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APPENDIX A – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	each Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

CAPITAL MANAGEMENT INVESTMENT TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Capital Management Investment Trust (“Trust”) and each of its series of shares, the Capital Management Mid-Cap Fund and Capital Management Small-Cap Fund (individually “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that Capital Management Associates, Inc. (“Advisor”), as the Funds’ investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and
(2)
to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

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The Board, including a majority of the independent trustees of the Board, must approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund. The Board must also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first- class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast its vote on the matter;
(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.

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Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy statements received regarding each Fund’s securities;
(iii)	Records of votes cast on behalf of each Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The proxy voting committee of the Trust (“Proxy Voting Committee”) shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

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VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 22nd day of May, 2003.

Capital Management Associates, Inc.
Proxy Voting Policies and Procedures

Background
Effective March 10, 2003, the Securities and Exchange Commission (“SEC”) adopted a new rule and rule amendments under the Investment Advisers Act of 1940. Rule 206(4)-6 imposes a number of requirements on investment advisors that have voting authority with respect to securities held in their clients’ accounts.

These written policies and procedures are designed to reasonably ensure that Capital Management Associates, Inc. (hereinafter “CMA”) votes proxies in the best interest of clients who have given CMA voting authority and describes how CMA addresses material conflicts between its interests and those of its clients with respect to proxy voting. In accordance with the requirements of the new Rule, Policies and Procedures for CMA are herewith provided.

Proxy Voting
CMA will not be responsible for the voting of proxies for securities held in client accounts unless we are specifically instructed otherwise. If we are directed by our clients, we will research, vote and record all proxy ballots for the security positions we maintain on our client’s behalf. To execute this responsibility CMA relies on Broadridge to provide proxy research and recommendations, as well as record keeping.

We have fully reviewed and approved the Broadridge Proxy Voting Guidelines and follow their recommendations on most Broadridge issues brought to a shareholder vote.

In the rare instance where our research or security analyst believes that a Broadridge recommendation would be to the detriment of our investment clients, we can and will override the Broadridge recommendation through a manual vote. The final authorization to override a Broadridge recommendation must be approved by the Director of Research or President of CMA. A written record supporting the decision to override the Broadridge recommendation will be maintained.

Proxy Voting Process
A portfolio company’s custodian, in advance of each company’s annual or special meeting provides Broadridge with the appropriate proxies to be voted. Broadridge is responsible for maintaining records of all proxy statements received and all votes cast. The compliance officer at CMA is responsible for maintaining copies of all proxy policies and procedures and for determining when a potential conflict of interest exists (see “Conflicts of Interest” below).

CMA will provide copies of the policies and procedures to clients upon request. Clients can obtain information on how their proxies were voted and request copies of the proxy voting policies and procedures by calling CMA at (212) 320-2000.

Conflicts of Interest

Resolving Potential Conflicts of Interest:

Each proxy is reviewed by the portfolio management staff to identify potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

1	The advisor manages a pension plan for a portfolio company whose management is soliciting proxies
2	The advisor has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast
3	The advisor or its principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

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In cases where a potential conflict of interest exists, Broadridge will vote in accordance with Broadridge recommendations if application of such recommendations to the matter at hand involves little discretion on the part of the Adviser. If such recommendations do not apply or involve adviser discretion, then the adviser will either disclose the conflict to the client and obtain their consents before voting or suggest that the client engage another party to determine how the proxies should be voted.

Adopted November 17, 2010

Wellington Shields Capital Management, LLC
Proxy Voting Policies and Procedures

Policy

The Adviser, as a matter of general policy and practice, the firm has no authority to vote proxies on behalf of advisory clients unless agreed otherwise with a client. The firm may offer assistance as to proxy matters upon a client’s request, but the client always retains the proxy voting responsibility. Exception may only be granted if the client is a qualified ERISA plan. The Adviser’s policy of having no proxy voting responsibility unless agreed otherwise is disclosed to clients in Form ADV Part II and the Firm’s advisory agreements.

Responsibility

Paul Gulden has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outline our voting guidelines in our procedures.

Procedure

The Adviser has adopted various procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

•	The Adviser discloses its proxy voting policy of not having proxy voting authority unless agreed otherwise in the firm’s Disclosure Document and advisory agreements.

•
In those advisory client relationships where the Firm does have proxy voting authority, the portfolio manager and the advisory division responsible for the client relationship, e.g., Capital Management Division, will vote client proxies as received and maintain copies of relevant proxy records as voted.

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PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.	Exhibits

(a)	Declaration of Trust (“Trust Instrument”).[1]

(b)	By-Laws.[1]

(c)	Certificates for Shares are not issued. Articles V, VI, VII and X of the Trust Instrument, previously filed as Exhibit 28(a) hereto, define the rights of holders of the securities registered.[1]

(d)(1)	Amended and Restated Investment Advisory Agreement between the Registrant and Capital Management Associates, Inc., as Adviser, with respect to the Capital Management Mid-Cap Fund.[4]

(d)(2)	Amended and Restated Investment Advisory Agreement between the Registrant and Capital Management Associates, Inc., as Adviser, with respect to the Capital Management Small-Cap Fund.[4]

(d)(3)	Investment Advisory Agreement between the Registrant and Wellington Shields Capital Management, LLC, as Adviser, with respect to the Wellington Shields All-Cap Fund.[12]

(e)(1)	Distribution Agreement between the Registrant and Wellington Shields & Co. LLC, as Distributor, with respect to the Capital Management Mid-Cap Fund.[8]

(e)(2)	Distribution Agreement between the Registrant and Wellington Shields & Co. LLC, as Distributor, with respect to the Capital Management Small-Cap Fund.[8]

(e)(3)	Distribution Agreement between the Registrant and Wellington Shields & Co. LLC, as Distributor, with respect to the Wellington Shields All-Cap Fund.[12]

(e)(4)
Sub-Distribution Agreement among the Registrant, Wellington Shields & Co., LLC. and Matrix 360 Distributors, Inc., with respect to the Capital Management Mid-Cap Fund, Capital Management Small-Cap Fund and Wellington Shields All-Cap Fund.[15]

(f)	Not Applicable.

(g)(1)	Custody Agreement between the Registrant and U.S. Bank National Association, as Custodian, with respect to the Capital Management Mid-Cap Fund.[7]

(g)(2)	Custody Agreement between the Registrant and U.S. Bank National Association, as Custodian, with respect to the Capital Management Small-Cap Fund.[7]

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(g)(3)
Third Amendment to the Custody Agreement between the Registrant and U.S. Bank National Association, as Custodian, with respect to the Capital Management Mid-Cap Fund, Capital Management Small-Cap Fund and Wellington Shields All-Cap Fund.[12]

(h)(1)
Investment Company Services Agreement between the Registrant and M3Sixty Administration, LLC, as Administrator and Transfer Agent, with respect to the Capital Management Mid-Cap Fund and Capital Management Small-Cap.[10]

(h)(2)	Investment Company Services Agreement between the Registrant and M3Sixty Administration, LLC, as Administrator and Transfer Agent with respect to the Wellington Shields All-Cap Fund.[12]

(h)(3)	Amended and Restated Expense Limitation Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc. with respect to the Capital Management Mid-Cap Fund.[5]

(h)(4)	Amended and Restated Expense Limitation Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc. with respect to the Capital Management Small-Cap Fund.[5]

(h)(5)
First Amendment to the Amended and Restated Expense Limitation Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc. with respect to the Capital Management Mid-Cap Fund.[9]

(h)(6)
First Amendment to the Amended and Restated Expense Limitation Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc. with respect to the Capital Management Small-Cap Fund.[9]

(h)(7)	Expense Limitation Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc. with respect to the Wellington Shields All-Cap Fund.[15]

(i)(1)	Opinion and Consent of Poyner & Spruill, L.L.P. regarding the legality of the securities registered with respect to the Capital Management Mid-Cap Fund.[2]

(i)(2)	Opinion and Consent of Dechert regarding the legality of the securities registered with respect to the Capital Management Small Cap.[3]

(i)(3)	Opinion and Consent of Graydon Head & Ritchey, LLP regarding the legality of the securities registered with respect to the Wellington Shields All-Cap Fund.[12]

(i)(4)	Consent of The Law Offices of John L. Lively & Associates, Inc..[15]

(j)	Consent of Independent Registered Public Accountants.[15]

(k)	Not applicable.

(l)	Initial Capital Agreement.[1]

(m)(1)	Amended and Restated Distribution Plan under Rule 12b-1 for the Capital Management Mid-Cap Fund.[13]

(m)(2)	Amended and Restated Distribution Plan under Rule 12b-1 for the Capital Management Small-Cap Fund.[13]

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(m)(3)	Amended and Restated Distribution Plan under Rule 12b-1 for the Wellington Shields All-Cap Fund.[13]

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan.[12]

(p)(1)	Amended and Restated Code of Ethics for the Capital Management Investment Trust.[6]

(p)(2)	Amended and Restated Code of Ethics for Capital Management Associates, Inc.[13]

(p)(3)	Code of Ethics for Wellington Shields & Co. LLC, as distributor.[8]

(p)(4)	Code of Ethics for Wellington Shields Capital Management, LLC.[12]

(p)(5)	Code of Ethics for the Matrix 360 Distributors, LLC, as sub-distributor.[15]

(q)	Powers of Attorney.[11]

1.	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 3 to Registration Statement on Form N-1A filed on March 26, 1996 (File No. 33-85242).
2.	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 5 to Registration Statement on Form N-1A filed on March 31, 1998 (File No. 33-85242).
3.	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 6 to Registration Statement on Form N-1A filed on October 29, 1998 (File No. 33-85242).
4.	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 9 to Registration Statement on Form N-1A filed on April 2, 2001 (File No. 33-85242).
5.	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 14 to Registration Statement on Form N-1A filed on March 30, 2006 (File No. 33-85242).
6.	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 16 to Registration Statement on Form N-1A filed on March 31, 2008 (File No. 33-85242)
7.	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 17 to Registration Statement on Form N-1A filed on March 31, 2009 (File No. 33-85242)
8.	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 18 to Registration Statement on Form N-1A filed on January 28, 2010 (File No. 33-85242)
9.	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 19 to Registration Statement on Form N-1A filed on March 30, 2010 (File No. 33-85242)
10.	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed on March 30, 2011 (File No. 33-85242)
11.	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 26 to Registration Statement on Form N-1A filed on March 31, 2014 (File No. 33-85242)
12.	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 31 to Registration Statement on Form N-1A filed on December 2, 2014 (File No. 33-85242)
13.	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 33 to Registration Statement on Form N-1A filed on March 26, 2015 (File No. 33-85242)
14.	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 35 to Registration Statement on Form N-1A filed on March 29, 2016 (File No. 33-85242)
15.	Filed herewith.

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ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Trust.

ITEM 30.	Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

The Registrant’s Declaration of Trust (Exhibit 28(a) to the Registrant Statement), investment advisory agreements (Exhibits 28(d)(1), (d)(2) and (d)(3) to the Registration Statement), distribution agreements (Exhibits 28(e)(1), (e)(2) and (e)(3), sub-distribution agreement (Exhibit 28(e)(4)) and administration agreements (Exhibits 28(h)(1) and (h)(2) to the Registrant Statement) provide for indemnification of certain persons acting on behalf of the Trust. The Registrant may, from time to time, enter other contractual arrangements that provide for indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and Other Connections of the Investment Advisors

The list required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers, and each director, officer or partner of such investment advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser's Form ADV listed opposite such investment adviser's name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser	Form ADV File No.
Capital Management Associates, Inc.	801-17691
Wellington Shields Capital Management, LLC	801-70712

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ITEM 32.	Principal Underwriters

(a)	Wellington Shield & Co, LLC (underwriter and distributor), 140 Broadway, New York, New York 10005

Matrix 360 Distributors, LLC, (sub-distributor) 4520 Main Street, Suite 1425, Kansas City, Missouri 64111 also acts as underwriter to other funds which include: RiskX/American Independence Funds, Amidex Funds, Della Parola Risk Optimized Equity Fund, Cognios Large Cap Value Fund, Cognios Large Cap Growth Fund, Stringer Growth Fund, Stringer Moderate Growth Fund, HedgeRow Income and Opportunity Fund, IMS Capital Value Fund, IMS Strategic Income Fund, IMS Dividend Growth Fund, WP Large Cap Income Plus Fund, IPS Strategic Capital Absolute Return Fund, WP Smaller Companies Income Plus Fund, WP International Companies Income Plus Fund and WP Income Plus Fund.

(b)
Wellington Shield & Co, LLC. The information required by this Item 32(b) with respect to each director, officer or partner of Wellington Shield & Co, LLC is incorporated herein by reference to Schedule A of Form BD, filed by Wellington Shield & Co, LLC with the SEC pursuant to the Securities Exchange Act of 1934, as amended.

Matrix 360 Distributor, LLC. The information required by this Item 32(b) with respect to each director, officer or partner of Matrix 360 Distributor, LLC is incorporated herein by reference to Schedule A of Form BD, filed by Matrix 360 Distributor, LLC with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-69013).

(c)	Not applicable.

ITEM 33.	Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	M3Sixty Administration, LLC, 4520 Main Street, Suite 1425, Kansas City, Missouri 64111 (records relating to its function as Administrator and Transfer Agent).

b)	Wellington Shields & Co., LLC, 140 Broadway, New York, New York 10005 (records relating to its function as Distributor).

c)	Matrix 360 Distributors, LLC, 4520 Main Street, Suite 1425, Kansas City, Missouri 64111 (records relating to its function as Sub-Distributor).

d)	U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 (records relating to its function as Custodian for the Funds.)

e)
Capital Management Associates, Inc., 140 Broadway, New York, New York 10005 (records relating to its function as investment advisor to the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund.)

f)	Wellington Shields Capital Management, LLC, 140 Broadway, New York, New York 10005 (records relating to its function as investment advisor to the Wellington Shields All-Cap Fund.)

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ITEM 34.	Management Services

There are no management-related service contracts not discussed in Parts A or B of this Form.

ITEM 35.	Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment No. 38 to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, and State of Missouri on the 30th day of March, 2017.

CAPITAL MANAGEMENT INVESTMENT TRUST

By:	/s/ W. Jameson McFadden
W. Jameson McFadden, Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 38 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*	March 30, 2017
Lucius E. Burch, Trustee	Date

*	March 30, 2017
Paul J. Camilleri, Trustee	Date

*	March 30, 2017
David V. Shields, Trustee	Date

*	March 30, 2017
Joseph V. Shields, Trustee and Chairman	Date

*	March 30, 2017
Anthony J. Walton, Trustee	Date

/s/Larry E. Beaver, Jr.	March 30, 2017
Larry E. Beaver, Jr., Treasurer and Assistant	Date
Secretary

*By:	/s/W. Jameson McFadden	March 30, 2017
	W. Jameson McFadden, President,	Date
Principal Executive Officer,
Principal Financial Officer and
Secretary

*	Pursuant to Power of Attorney

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EXHIBITS

(e)(4)
Sub-Distribution Agreement among the Registrant, Wellington Shields & Co., LLC. and Matrix 360 Distributors, Inc., with respect to the Capital Management Mid-Cap Fund, Capital Management Small-Cap Fund and Wellington Shields All-Cap Fund.15

(h)(7)	Expense Limitation Agreement between the Capital Management Investment Trust and Wellington Shields Capital Management, LLC, with respect to the Wellington Shields All-Cap Fund.
(i)(4)	Consent of The Law Offices of John L. Lively & Associates, Inc., Counsel, with respect to the Capital Management Mid-Cap Fund, Capital Management Small-Cap Fund and Wellington Shields All-Cap Fund.
(j)	Consent of Independent Registered Public Accountants.
(p)(5)	Code of Ethics for the Matrix 360 Distributors, LLC, as sub-distributor.

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